As filed on May 6, 2005

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒

Pre-Effective Amendment No. 2 ☒

Post-Effective Amendment No. ☐

(Check appropriate box or boxes)

STRATEGIC PARTNERS STYLE SPECIFIC FUNDS

(Exact Name of Registrant as Specified in Charter)

(973) 367-7521

(Area Code and Telephone Number)

Gateway Center Three, 100 Mulberry Street

Newark, New Jersey 07102

Address of Principal Executive Offices:

(Number, Street, City, State, Zip Code)

Deborah A. Docs, Esq.

Secretary, Strategic Partners Style Specific Funds

Gateway Center Three, 100 Mulberry Street

Newark, NJ 07102

Name and Address of Agent for Service:

(Number and Street) (City) (State) (Zip Code)

Copies to:

Joel N. Goldberg

Shearman & Sterling LLP

599 Lexington Avenue

New York, NY 10022

Approximate Date of Proposed Public Offering:  As soon as

practicable after this Registration Statement becomes effective under the Securities Act of 1933, as amended.

Title of the securities being registered: Shares of beneficial interest, par value $0.001 per share of the Strategic Partners Total Return Bond Fund of Strategic Partners Style Specific Funds, Inc.  Registrant has registered an indefinite amount of securities pursuant to Rule 24f-2 under the investment Company Act of 1940, as amended; accordingly, no filing fee is payable herewith in reliance upon Section 24(f).

Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

STRATEGIC PARTNERS MUTUAL FUNDS, INC.

STRATEGIC PARTNERS BOND FUND

One Corporate Drive
P.O. Box 883
Shelton, Connecticut 06484

IMPORTANT PROXY MATERIALS

PLEASE VOTE NOW

May 26, 2005

Dear Shareholder:

I am writing to ask you to vote on an important proposal whereby the assets of the Strategic Partners Bond Fund (the "Bond Fund") would be acquired by the Strategic Partners Total Return Bond Fund (the "Total Return Bond Fund" and together with the Bond Fund, the "Funds") and Total Return Bond would assume all of the liabilities of Bond Fund. The proposed acquisition is referred to as the "Transaction." The Bond Fund is a series of Strategic Partners Mutual Funds, Inc., a Maryland corporation ("SP Mutual Funds"). Total Return Bond Fund is a series of Strategic Partners Style Specific Funds, a Delaware statutory trust ("Style Specific Funds"). A shareholder meeting for the Bond Fund is scheduled for Friday, July 29, 2005 at 11:30 a.m. Eastern time. Only shareholders of the Bond Fund will vote on the acquisition of the Bond Fund's assets by the Total Return Bond Fund.

This package contains information about the proposal and includes materials you will need to vote. The Board of Directors of SP Mutual Funds has reviewed the proposal and recommended that it be presented to shareholders of the Bond Fund for their consideration. Although the Directors have determined that the proposal is in the best interests of Bond Fund shareholders, the final decision is up to you.

If approved, the proposed transaction would give you the opportunity to participate in a mutual fund with similar investment policies. In addition, Bond Fund shareholders are expected to realize a reduction in gross annual operating expenses paid on their investment in the combined fund. The accompanying proxy statement and prospectus includes a detailed description of the proposal. Please read the enclosed materials carefully and cast your vote. Remember, your vote is extremely important, no matter how large or small your holdings. By voting now, you can help avoid additional costs that would be incurred with follow-up letters and calls.

To vote, you may use any of the following methods:

•  By Mail. Please complete, date and sign your proxy card before mailing it in the enclosed postage-paid envelope. Votes must be received by 11:59 p.m. Eastern Time on the day prior to the meeting.

•  By Internet. Have your proxy card available. Go to the web site: www.proxyvote.com. Enter your 12-digit control number from your proxy card. Follow the simple instructions found on the web site. Votes must be entered by 11:59 p.m. Eastern Time on the day prior to the meeting.

•  By Telephone. If your Fund shares are held in your own name, call 1-800-690-6903 toll-free. If your Fund shares are held on your behalf in a brokerage account, call 1-800-454-8683 toll-free. Enter your 12-digit control number from your proxy card. Follow the simple instructions. Votes must be entered by 11:59 p.m. Eastern Time on the day prior to the meeting.

Special Note for Systematic Investment Plans (e.g., Automatic Investment Plan, Systematic Exchange, etc.). Shareholders on systematic investment plans must contact their financial advisor or call our customer service division, toll-free, at (800) 225-1852 to change their options. Otherwise, if the proposed transaction is approved, starting on the day following the closing of the proposed reorganization (which is expected to occur shortly after the shareholder meeting), future purchases will automatically be made in shares of Total Return Bond Fund.

If you have any questions before you vote, please call Computershare Fund Services at 1-888-999-5089 toll-free. They will be happy to help you understand the proposal and assist you in voting. Thank you for your participation.

  Judy A. Rice
President

STRATEGIC PARTNERS MUTUAL FUNDS, INC.

STRATEGIC PARTNERS BOND FUND

One Corporate Drive
P.O. Box 883
Shelton, Connecticut 06484

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Our Shareholders:

Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of the Strategic Partners Bond Fund (the "Bond Fund"), a series of Strategic Partners Mutual Funds, Inc. (SP Mutual Funds), a Maryland corporation, will be held at 100 Mulberry Street, Gateway Center Three, 14th Floor, Newark, New Jersey 07102, on Friday, July 29, 2005, at 11:30 a.m. Eastern time, for the following purposes:

1.  For shareholders of the Bond Fund to approve or disapprove a Plan of Reorganization under which the Bond Fund will transfer all of its assets to, and all of its liabilities will be assumed by, the Strategic Partners Total Return Bond Fund (the "Total Return Bond Fund"). In connection with this proposed transfer, each whole and fractional share of each class of the Bond Fund shall be exchanged for whole and fractional shares of equal net asset value of the same class of the Total Return Bond Fund and outstanding shares of the Bond Fund will be cancelled.

2.  To transact such other business as may properly come before the Meeting or any adjournments of the Meeting.

The Board of Directors of the SP Mutual Funds, on behalf of the Bond Fund, has fixed the close of business on May 13, 2005 as the record date for the determination of the shareholders of the Bond Fund, as applicable, entitled to notice of, and to vote at, the Meeting and any adjournments of the Meeting.

  Deborah A. Docs
  Secretary

Dated: May 26, 2005

A proxy card is enclosed along with the Proxy Statement. Please vote your shares today by signing and returning the enclosed proxy card in the postage prepaid envelope provided. You may also vote by telephone or via the Internet as described in the enclosed materials. The Board of Directors recommends that you vote "for" the proposal.

Your vote is important.
Please return your proxy card promptly.

Shareholders are invited to attend the Meeting in person. Any shareholder who does not expect to attend the Meeting is urged to complete the enclosed proxy card, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States. In order to avoid unnecessary expense, we ask for your cooperation in mailing your proxy card promptly, no matter how large or small your holdings may be.

INSTRUCTIONS FOR EXECUTING YOUR PROXY CARD

The following general rules for executing proxy cards may be of assistance to you and may help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

1.   INDIVIDUAL ACCOUNTS: Your name should be signed exactly as it appears on the account registration shown on the proxy card.

2.  JOINT ACCOUNTS: Both owners must sign and the signatures should conform exactly to the names shown on the account registration.

3.  ALL OTHER ACCOUNTS should show the capacity of the individual signing. This can be shown either in the form of account registration or by the individual executing the proxy card. For example:

REGISTRATION			VALID SIGNATURE
A.	1. 2.	XYZ Corporation XYZ Corporation c/o John Smith, President	John Smith, President John Smith, President
B.	1. 2. 3.	ABC Company Profit Sharing Plan Jones Family Trust Sarah Clark, Trustee u/t/d 7/1/85	Jane Doe, Trustee Charles Jones, Trustee Sarah Clark, Trustee
C.	1.	Thomas Wilson, Custodian f/b/o Jessica Wilson UTMA New Jersey	Thomas Wilson, Custodian

STRATEGIC PARTNERS BOND FUND
A SERIES OF STRATEGIC PARTNERS MUTUAL FUNDS, INC.
PROXY STATEMENT
and

STRATEGIC PARTNERS TOTAL RETURN BOND FUND
A SERIES OF STRATEGIC PARTNERS STYLE SPECIFIC FUNDS
PROSPECTUS

One Corporate Drive
P.O. Box 883
Shelton, Connecticut 06484

Dated May 26, 2005

Acquisition of the Assets of the Strategic Partners Bond Fund
by and in exchange for shares of the Strategic Partners Total Return Bond Fund

This combined Proxy Statement and Prospectus ("Proxy Statement") is being furnished to the shareholders of the Strategic Partners Bond Fund ("Bond Fund"), a series of Strategic Partners Mutual Funds, Inc. ("SP Mutual Funds"), a Maryland corporation, in connection with the solicitation of proxies by the Board of Directors of the SP Mutual Funds for use at a Special Meeting of Shareholders of the Bond Fund and at any adjournments thereof (the "Meeting").

The Meeting will be held at 100 Mulberry Street, Gateway Center Three, 14th Floor, Newark, New Jersey 07102 on Friday, July 29, 2005 at 11:30 a.m. Eastern time. This Proxy Statement will first be sent to shareholders on or about
June 1, 2005.

The purpose of the Meeting is for shareholders of Bond Fund to vote on a Plan of Reorganization (the "Plan") under which Bond Fund will transfer all of its assets to, and all of its liabilities will be assumed by, Strategic Partners Total Return Bond Fund (the "Total Return Bond Fund"), which is a series of Strategic Partners Style Specific Funds (the "Style Specific Funds", and together with SP Mutual Funds, the "Companies" and each a "Company"), a Delaware statutory trust, in exchange for shares of Total Return Bond Fund, which will be distributed to shareholders of Bond Fund, and the subsequent cancellation of shares of Bond Fund. If the transaction is approved, each whole and fractional share of each class of Bond Fund shall be exchanged for whole and fractional shares of equal net asset value of the same class of Total Return Bond Fund as soon as practicable following the Meeting and the Bond Fund will be liquidated and the Total Return Bond Fund will be the surviving fund.

The investment objective of the Bond Fund is to seek to maximize total return, consistent with the preservation of capital and prudent investment management, while the investment objective of the Total Return Bond Fund is to seek total return consisting of current income and capital appreciation. Each Fund invests primarily in "investment grade" debt obligations. If the shareholders of Bond Fund approve the transaction, the shareholders of Bond Fund will become shareholders of Total Return Bond Fund.

This Proxy Statement gives the information about the proposed reorganization and issuance of shares of the Total Return Bond Fund that you should know before voting. You should retain it for future reference. Additional information about the Total Return Bond Fund and the proposed reorganization has been filed with the Securities and Exchange Commission ("SEC") and can be found in the following documents:

•  The Prospectus for the Total Return Bond Fund, dated November 22, 2004, which is enclosed and incorporated by reference into this Proxy Statement.

•  The Statement of Additional Information (SAI) for the Total Return Bond Fund, dated November 22, 2004, which has been filed with the SEC and is incorporated by reference into this Proxy Statement.

•  A "SAI" relating to this Proxy Statement dated November 22, 2004, which has been filed with the SEC and is incorporated by reference into this Proxy Statement.

You may request a free copy of the SAI relating to this Proxy Statement or other documents relating to the Style Specific Funds without charge by calling 1-800-225-1852 or by writing to the Style Specific Funds at Gateway Center Three, 100 Mulberry Street, 14th Floor, Newark, NJ 07102.

The SEC has not approved or disapproved these securities or passed upon the adequacy of this Proxy Statement. Any representation to the contrary is a criminal offense.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation or any other U.S. government agency. Mutual fund shares involve investment risks, including the possible loss of principal.

SUMMARY

The following is a summary of certain information contained elsewhere in this Proxy Statement, including the Plan. You should read the more complete information in the rest of this Proxy Statement, including the Plan (attached as Exhibit A), the Prospectus for the Total Return Bond Fund (enclosed as Exhibit B) and the SAI relating to this Proxy Statement. This summary is qualified in its entirety by reference to these documents. You should read these materials for more complete information.

The Proposal

You are being asked to consider and approve a Plan that will have the effect of combining the Bond Fund and the Total Return Bond Fund into a single mutual fund. If shareholders of the Bond Fund vote to approve the Plan, the assets of the Bond Fund will be transferred to, and all of its liabilities will be assumed by, the Total Return Bond Fund in exchange for an equal value of shares of the Total Return Bond Fund. Shareholders of the Bond Fund will have their shares exchanged for shares of the Total Return Bond Fund of equal dollar value based upon the value of the shares at the time the Bond Fund's assets are transferred to the Total Return Bond Fund. After the transfer of assets and exchange of shares have been completed, the Bond Fund will be liquidated and dissolved. The proposed reorganization is referred to in this Proxy Statement as the "Transaction." As a result of the Transaction, you will cease to be a shareholder of the Bond Fund and will become a shareholder of the Total Return Bond Fund.

For the reasons set forth in the "Reasons for the Transaction" section, the Board of Directors of the SP Mutual Funds and the Trustees of the Style Specific Funds have each determined that the Transaction is in the best interests of the shareholders of the Bond Fund and the Total Return Bond Fund, respectively, and have also concluded that no dilution in value would result to the shareholders of either Fund as a result of the Transaction.

The Board of Directors of the SP Mutual Funds, on behalf of the Bond Fund, has approved the Plan and unanimously recommends that you vote to approve the Plan.

The Board of Trustees of the Style Specific Funds, on behalf of the Total Return Bond Fund also has approved the proposed Transaction.

Shareholder Voting

Shareholders who own shares of the Bond Fund at the close of business on May 13, 2005 (the "Record Date") will be entitled to vote at the Meeting, and will be entitled to one vote for each full share and a fractional vote for each fractional share that they hold of the Bond Fund. To approve the Transaction for the reorganization of the Bond Fund, the affirmative vote of the holders of a majority of the total number of shares of capital stock of the Bond Fund outstanding and entitled to vote thereon must be voted in favor of the Plan.

Please vote your shares as soon as you receive this Proxy Statement. You may vote by completing and signing the enclosed ballot (the "proxy card"), over the Internet or by phone. If you vote by any of these methods, your votes will be officially cast at the Meeting by persons appointed as proxies.

You can revoke or change your voting instructions at any time until the vote is taken at the Meeting. For more details about shareholder voting, see the "Voting Information" section of this Proxy Statement.

COMPARISONS OF IMPORTANT FEATURES OF THE FUNDS

The Investment Objective and Strategies of the Funds

This section describes the investment policies of the Bond Fund and the Total Return Bond Fund and the differences between them. For a complete description of the investment policies and risks of the Total Return Bond Fund, you should read the Prospectus for the Fund that is enclosed with and incorporated by reference into this Proxy Statement.

The investment objectives of the Funds are similar, but are not identical. The investment objective of the Bond Fund is to seek to maximize total return, consistent with preservation of capital while the investment objective of the Total Return Bond Fund is to seek total return consisting of current income and capital appreciation. The investment objective for both Funds is a fundamental policy that cannot be changed without shareholder approval.

Each normally invests at least 80% of its investable assets in "investment grade" debt obligations, including corporate debt securities (corporate bonds, debentures, notes on other similar corporate debt instruments, including convertible securities), mortgage-related securities (including collateralized mortgage obligations, FHLMC collateralized mortgage obligations, CMO residuals, stripped mortgage-backed securities and other asset-backed securities), corporate debt securities of foreign issuers, Brady Bonds and bank obligations. Obligations are "investment grade" if they receive one of the four highest quality rating determined by Moody's Investors Service, Inc., Standard & Poor's Ratings Services or another nationally recognized statistical rating organization ("NRSRO"). In addition, each Fund may invest in obligations that are not rated, but which the Sub-advisor believes to be of comparable quality to investment grade bonds. The Bond Fund may invest up to 10% and the Total Return Bond Fund may invest up to 20% of its assets in lower-rated debt instruments, including high-yield or "junk" bonds.

Both Funds emphasize an investment style that focuses on the same characteristics in selecting portfolio investments: economic conditions and interest rate fundamentals and, for foreign debt securities, country and currency selection. Each Fund also evaluates individual debt securities within each fixed-income sector based upon their relative investment merit and consider factors such as yield, duration and potential for price or currency appreciations as well as credit quality, maturity and risk.

Each Fund pursues its investment objective through various investment strategies that are employed by the Fund's subadviser ("Subadviser"). After the Transaction is completed, it is expected that the combined fund will be managed according to the investment objective and policies of Total Return Bond Fund.

Bond Fund and Total Return Bond Fund both typically distribute all or substantially all of their ordinary income and net realized capital gains annually.

Other Non-Fundamental Investment Policies of the Funds

As noted above, each of the Funds invests primarily in "investment grade" debt obligations. Under certain circumstances, each Fund may invest a portion of its assets in other types of investments or employ alternative investment strategies. As described more fully below, each Fund may have limitations on the extent to which it may pursue these types of investments.

Each of the Funds may invest in various derivatives strategies as a principal investment strategy to improve returns or to protect its assets. These derivative instruments include futures, options, foreign currency forward contracts and swaps. With derivatives, the Subadviser is trying to predict whether the underlying investment – a security, market index, currency, interest rate or some other asset, rate or index – will go up or down at some future date. Each Fund may use derivatives to try to reduce risk or to increase return, taking into account the Fund's overall investment objective. Derivatives involve costs and can be volatile. When using derivative strategies, the Fund will segregate cash or other liquid assets. The Funds cannot guarantee these derivative strategies will work, that the instruments necessary to implement these strategies will be available or that the Funds will not lose money.

Each of the Funds may invest in securities of foreign issuers. Investments in foreign securities present specific risks, including the exposure to economies and political systems that may not be as stable as in the United States. Each Fund is subject to currency risk – the risk that changing values of foreign currencies could adversely impact the Funds' returns.

Although the Fund does not expect to do so ordinarily, during periods of adverse market conditions, Total Return Bond Fund may invest up to 100% of its assets in money market instruments or U.S. Government securities, in response to adverse market, economic or political conditions. While a Fund is in a defensive position, the opportunity to achieve its investment objective will be limited.

Fundamental Investment Restrictions of the Funds

As noted above, a Fund may not change a fundamental investment restriction without the prior approval of its shareholders. A non-fundamental investment policy, however, may be changed without shareholder approval. Each Fund has adopted identical fundamental investment restrictions, which limit a Fund's ability to: (i) issue senior securities; (ii) borrow money (except for non-leveraging, temporary or emergency purposes); (iii) underwrite securities; (iv) purchase or sell real estate; (v) purchase or sell physical commodities; (vi) make loans (except for certain securities lending transactions); and (vii) concentrate its investments by investing 25% or more of the value of the Fund's assets in securities of issuers having their principal business activities in the same industry.

In addition, each Fund has adopted a fundamental investment restriction to diversify its investments. Accordingly, the Bond Fund and the Total Return Bond Fund are deemed "diversified funds" under the Investment Company Act of 1940 (the "Investment Company Act"). This means that, with respect to 75% of the value of each Fund's total assets, each Fund invests in cash, cash items, obligations of the U.S. Government, its agencies or instrumentalities, securities of other investment companies and "other securities." The "other securities" are subject to the requirement that not more than 5% of total assets of the Fund will be invested in the securities of a single issuer and that the Fund will not hold more than 10% of any single issuer's outstanding voting securities. Accordingly, a Fund may not purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the Investment Company Act and the rules and regulations promulgated thereunder.

Risks of Investing in the Funds

Like all investments, an investment in the Funds involves risk. There is no assurance that either of the Funds will meet its investment objective. Both Funds invest primarily in fixed-income obligations, which are subject to credit risk, market risk and interest rate risk.

•  Credit risk – the risk that the issuer may be unable to make principal and interest payments when they are due.

•  Market risk – the risk that the market value of an investment may move up or down, sometimes rapidly or unpredictable. Market risk may affect an industry, a sector or the market as a whole.

•  Interest rate risk – the value of most bonds will fall when interest rates rise. The longer a bond's maturity and the lower its credit quality, the more its value typically falls. It can lead to price volatility, particularly for junk bonds and stripped securities.

Both Funds may invest in mortgage-related securities and asset backed securities, which are subject to prepayment risk. If these securities are prepaid, a Fund may have to replace them with lower-yielding securities. In addition, because the Funds may invest in foreign securities, the Funds are also subject to the following risks:

•  Foreign markets, economies and political systems, particularly those in developing countries, may not be as stable as those in the U.S. and may involve additional risks. Foreign markets, especially those in developing countries, tend to be more volatile than U.S. markets and generally are not subject to regulatory requirements comparable to those in the U.S.;

•  Currency risk – changes in currency exchange rates may affect the value of foreign securities held by a Fund and the amount of income available for distribution; and

•  Political developments may adversely affect the value of a Fund's portfolio.

Both Funds may use investment strategies – such as derivatives – that involve risk. The Funds use these risk management techniques to try to preserve assets or enhance return. Derivatives may not fully offset the underlying positions and this could result in losses to the Funds that would not otherwise have occurred. Both Funds may invest in below investment-grade bonds ("junk bonds"), however, Total Return Bond Fund is permitted to invest up to 20% of its assets in junk bonds while Bond Fund is only permitted to invest up to 10% of its assets in junk bonds. Low rated securities, while generally offering higher yields than investment-grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Although in the past three years, neither Fund has invested more than 6% of its assets in junk bonds, to the extent Total Return Bond Fund invests more of its assets in junk bonds, the risk to the combined Fund would increase.

Both Funds may actively and frequently trade their portfolio securities. High portfolio turnover results in higher transaction costs, which can affect a Fund's performance and have adverse tax consequences.

For more information about the risks associated with the Total Return Bond Fund's investment strategies, see the Fund's Prospectus (enclosed), and for a more detailed discussion of the Fund's investments, see the Fund's Statement of Additional Information, both of which are incorporated by reference into this Proxy Statement.

Federal Income Tax Considerations

Each Fund is treated as a separate entity for federal income tax purposes. Each Fund has qualified and elected to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to continue to do so in the future. As a regulated investment company, a Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain loans of stock and securities, gains from the sale or other disposition of stock, securities or foreign currency and other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currency; and (b) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the value of the Fund's total assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets, and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies) or two or more issuers that are controlled by the Fund and that are determined, pursuant to the Department of Treasury regulations, to be in the same, similar or related trades or businesses. As a regulated investment company, a Fund (as opposed to its shareholders) will not be subject to federal income taxes on the net investment income and capital gain that it distributes to its shareholders, provided that at least 90% of its net investment income and realized net short-term capital gain in excess of net long-term capital loss for the taxable year is distributed in accordance with the Code's distribution requirements.

The Transaction may entail various tax consequences, which are discussed under the caption "Tax Consequences of the Transaction."

Forms of Organization

The Bond Fund is a series of SP Mutual Funds, which is a diversified, open-end management investment company, organized as a Maryland corporation. Total Return Bond Fund is a series of Style Specific Funds, which is a diversified, open-end management investment company organized as a Delaware statutory trust. SP Mutual Funds is authorized to issue 5.5 billion shares of capital stock, par value $0.001 per share, 250,000,000 of which are designated as shares of the Bond Fund, which are further divided into Class A, Class B, Class C, Class L, Class M, Class X, and New Class X shares. The rights and terms of Class X and New Class X shares are almost identical so, for ease of reference, SP Mutual Funds sometimes provides combined expense, capitalization, financial and other information for "New Class X" and "Class X" and refers to all such shares as "Class X." The principal difference between outstanding shares of the two classes is that Class X shares issued prior to August 17, 1998 are subject to automatic conversion approximately 8 years after purchase, while New Class X shares, meaning Class X shares issued on or after August 17, 1998, are subject to automatic conversion approximately 10 years after purchase. You should be aware that if you hold shares referred to as "Class X," your conversion rights are determined by the date you purchased your shares.

Style Specific Funds is authorized to issue an unlimited number of shares of beneficial interest, $.001 par value per share, divided into six series and up to seven classes.

SP Mutual Funds operates pursuant to a charter, which includes its Articles of Incorporation and supplements, corrections, and amendments thereto, and By-Laws. Style Specific Funds operates pursuant to an Agreement and

Declaration of Trust ("Declaration") and By-Laws. SP Mutual Funds is governed by a Board of Directors; Style Specific Funds by a Board of Trustees. We refer to both as a "Board" and sometimes refer separately to "Directors" or "Trustees". Due to differences in Maryland and Delaware law and the governing documents of SP Mutual Funds and Style Specific Funds, we have summarized below several material differences between the rights of stockholders of SP Mutual Funds and of Style Specific Funds. The following is only a summary and is not a complete description of the governing documents of SP Mutual Funds and Style Specific Funds. You should refer to the Charter and By-Laws of SP Mutual Funds and the Declaration and By-Laws of Style Specific Funds for more complete information.

Extraordinary Transactions

The Declaration permits the Trustees of Style Specific Funds, without stockholder approval (unless such approval is otherwise required by the Investment Company Act) to (a) cause Style Specific Funds to convert or merge, reorganize or consolidate with or into one or more business entities (or a series thereof to the extent permitted by law) so long as the surviving or resulting entity is an open-end management investment company (or a series thereof to the extent permitted by law) formed, organized or existing under the laws of a U.S. jurisdiction and that, in the case of any business entity created by the Board to accomplish such conversion, merger, reorganization or consolidation, may succeed to or assume Style Specific Funds' registration under the Investment Company Act, (b) cause shares to be exchanged under or pursuant to any state or federal statute to the extent permitted by law, (c) cause Style Specific Funds to incorporate under the laws of a U.S. jurisdiction, (d) sell or convey all or substantially all of the assets of Style Specific Funds or any series or class thereof to another series or class thereof or to another business entity (or a series thereof to the extent permitted by law) organized under the laws of a U.S. jurisdiction so long as such business entity is an open-end management investment company and, in the case of any business entity created by the Board to accomplish such sale and conveyance, may succeed to or assume Style Specific Funds' registration under the Investment Company Act or (e) at any time sell or convert into money all or any part of the assets of Style Specific Funds or any series or class thereof. As a registered open-end investment company, SP Mutual Funds is authorized under Maryland law to transfer all of its assets (or the assets of any class or series of shares) without stockholder approval, but (pursuant to its charter) mergers, share exchanges, consolidations and dissolutions must be approved by a majority of the outstanding voting shares entitled to vote on the matter.

Stockholder Meetings

Place of Meeting

SP Mutual Funds may hold stockholder meetings at any place within the United States set by the Board. Style Specific Funds is required to hold stockholder meetings at the principal executive offices of Style Specific Funds or at such other place within the United States as the Trustees shall designate.

Stockholder Voting Rights

Each share of SP Mutual Funds' common stock entitles its holder to one vote and fractional shares of stock of SP Mutual Funds are entitled to pro rata voting rights. Style Specific Funds' Board is entitled to determine, without the vote or consent of stockholders (except as required by the Investment Company Act) with respect to any matter submitted for a stockholder vote, whether each share shall be entitled to one vote, or whether each dollar of net asset value shall be entitled to one vote. In addition, stockholders of Style Specific Funds are entitled to vote only (1) for the election or removal of Trustees and (2) with respect to such additional matters relating to Style Specific Funds as may be required by the Investment Company Act, the Declaration, the By-Laws or any registration of Style Specific Funds with the Commission (or any successor agency) or any state, or as the Board may consider necessary or desirable.

Record Date

SP Mutual Funds' Board has the power to set a record date, which must be at or after close of business on the day the record date is fixed, and may not be more than 90 or fewer than 10 days prior to the applicable meeting of stockholders. Style Specific Funds' Board may fix a record date falling not more than 90 days prior to the meeting.

Annual Meetings

SP Mutual Funds is not required to hold an annual meeting of its stockholders in any year in which the election of directors is not required to be acted upon under the Investment Company Act of 1940, as amended (the "Investment Company Act"). There are no requirements regarding annual stockholder meetings set forth in Style Specific Funds' Declaration or By-Laws or the Delaware Statutory Trust Act.

Special Meetings

SP Mutual Funds must call a special meeting of stockholders if so requested by the Chairman or President, by a majority of the Directors by vote at a meeting or in writing (addressed to the Secretary of the Corporation) with or without a meeting, or, in the discretion of the Board, on the written request of stockholders holding at least 10% of the outstanding shares of a series. SP Mutual Funds' Board has the power to fix the date and time of any special meeting of stockholders. Style Specific Funds is required to call a meeting of stockholders upon order of the Board, or, for the purpose of voting on the removal of any Trustee, upon the request of stockholders holding at least 10% of the outstanding shares entitled to vote. If the Secretary of Style Specific Funds refuses or neglects to call such meeting for more than 10 days, the Board or stockholders so requesting may call the meeting themselves by giving notice thereof in the manner required by the By-Laws.

Inspector of Elections

SP Mutual Funds is required to appoint one or more inspectors of election, upon the request of stockholders entitled to cast at least 10% of the votes entitled to be cast at the meeting. There are no requirements regarding inspectors set forth in Style Specific Funds' Declaration or By-Laws or the Delaware Statutory Trust Act.

Advance Notice of Stockholder Proposals

There are no requirements regarding advance notice for stockholder proposals set forth in Style Specific Funds' Declaration or By-Laws or the Delaware Statutory Trust Act. Although SP Mutual Funds' charter provides that the By-laws may delineate requirements for presenting matters at annual meetings, the current By-laws do not do so. This generally means that the stockholders may submit proposals from the floor of an annual meeting.

Quorum

The presence, in person or by proxy, of stockholders entitled to cast a majority of all votes entitled to be cast on a matter with respect to one or more series or classes of SP Mutual Funds shall constitute a quorum for the transaction of business at a meeting of such stockholders. For Style Specific Funds, a quorum is one-third of the shares entitled to vote, except when a larger quorum is required by federal law, including the Investment Company Act, the By-Laws or the Declaration.

Adjournments

Whether or not a quorum is present, SP Mutual Funds may adjourn a meeting of stockholders convened on the date for which it was called, by majority vote of the stockholders present, to a date not more than 120 days after the original record date. Style Specific Funds can adjourn a meeting of stockholders without notice thereof if the time and date of the meeting are announced at the meeting and the adjourned meeting is held within a reasonable time after the date of the original meeting. Any meeting of stockholders of Style Specific Funds may be adjourned one or more times from time to time to another time or place by stockholders holding a majority of the outstanding shares present and entitled to vote on a proposal to adjourn at such meeting, whether or not a quorum is present.

Stockholder Action Without a Meeting

Common stockholders of SP Mutual Funds are not entitled to act by written consent unless such consent is unanimous. Stockholders of Style Specific Funds can act by written consent if such consent is signed by the holders of outstanding shares having enough votes to authorize the action at a meeting at which all shares entitled to vote on that action were present and voted, except that in the case of stockholder proposals and any matter subject to a proxy contest or proxy solicitation or any proposal in opposition to a proposal by the Officers or Trustees of Style Specific Funds, shares may be voted only in person or by written proxy at a meeting.

Amendments to Charter/Declaration

Amendments to SP Mutual Funds' Charter generally require the approval of the Board and at least a majority of the outstanding voting securities. However, the Board may amend the Charter to change the name of the company, or change the designation or par value of shares, without stockholder approval. Under Maryland law, the Board of SP Mutual Funds is also authorized to increase or decrease the aggregate authorized capital stock, and classify and reclassify shares, without stockholder approval. The Board of Style Specific Funds is entitled to amend the Declaration without stockholder approval, except that stockholders have the right to vote on (1) any amendment that is required to be approved by stockholders pursuant to the Investment Company Act and (2) any amendment submitted to the stockholders by the Board at its discretion.

Amendment of By-Laws

SP Mutual Funds' By-Laws can be amended by (A) majority vote of the stockholders; or (B) majority vote of the Board. Style Specific Funds' By-Laws can be amended by majority vote of the stockholders or of the Board; provided, however, that no By-Law may be amended, adopted or repealed by the Board if such amendment, adoption or repeal is required by applicable law to be submitted to a vote of stockholders.

Number of Board Members

SP Mutual Funds' Board can change the number of directors to any number between three (3) and twenty-five (25). Stockholders of Style Specific Funds have approved amendments to the Declaration which would permit the number of Trustees to be such number as is determined, from time to time, by the Board, without any limitation on the maximum number permitted.

Removal of Board Members

SP Mutual Funds' stockholders may remove a Board member, with or without cause, by the affirmative vote of a majority of all votes entitled to be cast generally in the election of Board members. Trustees of Style Specific Funds may be removed at any stockholder meeting by a vote of 2/3 of the outstanding shares, or by 2/3 vote of the Board.

Board Vacancies

A vacancy on SP Mutual Funds' Board may be filled by a majority of the remaining members of the Board (unless the vacancy results from the removal of a director by the stockholders, in which case the stockholders may elect a successor to fill the vacancy, the vacancy results from an increase in the number of directors, in which case a majority of the entire board may fill the vacancy, or unless otherwise required by law). A vacancy on Style Specific Funds' Board may be filled by a majority of the Board; provided that in the event that less than the majority of the Trustees holding office have been elected by the shareholders, to the extent required by the Investment Company Act, but only to such extent, the Trustees then in office shall call a shareholders' meeting for the election of Trustees.

Limitation on Liability of Directors/Trustees and Officers

SP Mutual Funds' Charter provides that, to the extent permitted by law, a director or officer of SP Mutual Funds will not be liable to SP Mutual Funds or its stockholders for monetary damages. Pursuant to Maryland law, this limitation on liability would not apply (1) to the extent the person actually received an improper benefit or profit in money, property or services; or (2) to the extent that a final adjudication adverse to the person is entered based on a finding that the action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action. The Declaration of Style Specific Funds provides that a Trustee, when acting in such capacity, shall not be liable to any person other than Style Specific Funds or its stockholders for any act, omission or obligation of Style Specific Funds, such Trustee or any other Trustee, except for such Trustee's own willful malfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and shall not be liable for any neglect or wrongdoing of any officer, agent, employee, manager, adviser, sub-adviser or principal underwriter of Style Specific Funds. With regard to both SP Mutual Funds and Style Specific Funds, the Investment Company Act will not permit a limitation on liability relating to willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

Indemnification of Directors/Trustees, Officers, Employees and Agents

SP Mutual Funds' organizational documents require indemnification of directors and officers to the fullest extent permitted by law. Other employees and agents shall be indemnified to the extent authorized by the Board or the By-Laws. Maryland law prohibits indemnification if it is established that (1) the act or omission was material to the matter giving rise to the proceeding and (a) was committed in bad faith or (b) was the result of active and deliberate dishonesty; or (2) the person actually received an improper personal benefit in money, property or services; or (3) in the case of a criminal proceeding, the person had reasonable cause to believe that the act or omission was unlawful. Style Specific Funds' By-Laws provide that it shall indemnify Trustees, officers, employees and agents to the fullest extent permitted by law. In the case of both SP Mutual Funds and Style Specific Funds, the Investment Company Act prohibits indemnification in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

Indemnification of Shareholders

Style Specific Funds' Declaration provides that if any shareholder or former shareholder is exposed to liability relating to his or her status as a shareholder, and not because of the actions or omissions of such person or entity, such person or entity shall be entitled to be held harmless from and indemnified out of the assets of the particular series of Style Specific Funds of which such person or entity is or was a shareholder and in relation to which such liability arose against all loss and expense arising from such liability. SP Mutual Funds' organizational documents do not include a similar provision; however, under Maryland law, SP Mutual Funds' stockholders generally have no personal liability for the debts or obligations of SP Mutual Funds as a result of their status as shareholders.

Derivative Actions

Style Specific Funds' Declaration imposes certain conditions on the ability of shareholders to bring a derivative action on behalf of Style Specific Funds, including a requirement that shareholders who collectively hold at least 10% of the outstanding shares of Style Specific Funds (or the series or class to which such action relates) join in a pre-suit demand upon the Board to bring such an action unless an effort to cause the Board to bring the action is not likely to succeed. SP Mutual Funds' Charter does not include similar limitations.

Termination and Dissolution

Style Specific Funds may be terminated at any time by the Board by written notice to the shareholders, and any series or class thereof may be terminated at any time by the Board by written notice to the stockholders of such series or class. Dissolution of SP Mutual Funds requires the approval of the holders of a majority of the outstanding shares of all classes and series. However, SP Mutual Funds may transfer all or any part of the assets of a series without shareholder approval under Maryland law, and can redeem outstanding shares of net asset value under certain circumstances.

Management of the Companies and the Funds

American Skandia Investment Services, Inc. ("ASISI"), One Corporate Drive, Shelton, Connecticut, and Prudential Investments LLC ("PI"), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey, serve as co-managers (each an "Investment Manager" and together, the "Investment Managers") pursuant to an investment management agreement with the SP Mutual Funds on behalf of the Bond Fund (the "Bond Fund Management

Agreement"). Under the Bond Fund Management Agreement, PI, as co-manager, will provide supervision and oversight of ASISI's investment management responsibilities with respect to the SP Mutual Funds. Pursuant to the Bond Fund Management Agreement, the Investment Managers jointly administer the Bond Fund's business affairs and supervise the Fund's investments. Subject to approval by the Board of Directors, the Investment Managers may select and employ one or more subadvisers for the Fund, who will have primary responsibility for determining what investments the Fund will purchase, retain and sell. Also subject to the approval of the Board of Directors, the Investment Managers may reallocate the Bond Fund's assets among subadvisers, including (to the extent legally permissible) affiliated subadvisers, consistent with the Bond Fund's investment objectives.

PI serves as the manager (the Manager) of the Total Return Bond Fund pursuant to an agreement with the Style Specific Funds on behalf of the Total Return Bond Fund (the "Total Return Bond Fund Management Agreement"). Under the Total Return Bond Fund Management Agreement, PI provides investment management responsibilities with respect to the Style Specific Funds. Pursuant to the Total Return Bond Fund Management Agreement, the PI administers the Total Return Bond Fund's business affairs and supervises the Fund's investments. Subject to approval by the Board of Trustees, PI may select and employ one or more subadvisers for the Total Return Bond Fund, who will have primary responsibility for determining what investments the Fund will purchase, retain and sell. Also subject to the approval of the Board of Trustees, PI may reallocate the Total Return Bond Fund's assets among subadvisers, including (to the extent legally permissible) affiliated subadvisers, consistent with the Total Return Bond Fund's investment objectives.

Both the SP Mutual Funds and Style Specific Funds have obtained an exemption from the SEC that permits the respective Investment Managers or the Manager to change subadvisers for each of its series, including the Funds, and to enter into new subadvisory agreements without obtaining shareholder approval of such changes. Any such subadviser change would be subject to approval by the Board of Directors of the SP Mutual Funds or the Trustees of the Style Specific Funds, for their respective Fund. This exemption (which is similar to exemptions granted to other investment companies that are operated in a similar manner as the SP Mutual Funds and Style Specific Funds) is intended to facilitate the efficient supervision and management of the subadvisers by the respective Investment Managers or the Manager and the Directors of the SP Mutual Funds and Trustees of the Style Specific Funds.

Pacific Investment Management Company LLC (PIMCO). With respect to the Funds, the respective Investment Managers or Manager currently engage PIMCO to manage the investments of each Fund in accordance with the Fund's investment objective, policies and limitations and any investment guidelines established by the respective Investment Managers or Manager. PIMCO is responsible, subject to the supervision and control of the Investment Managers or Manager, for the purchase, retention and sale of securities in a Fund's investment portfolio under its management. PIMCO is located at 840 Newport Center Drive, Suite 300, Newport Beach, CA 92660. As of December 31, 2004, PIMCO managed approximately $445.7 billion in assets.

Chris Dialynas is responsible for the day-to-day management of each Fund's assets. William H. Gross heads PIMCO's investment committee, which is responsible for the development of major investment themes and which sets targets for various portfolio characteristics in accounts managed by PIMCO, including the Funds.

Chris Dialynas is a Managing Director, portfolio manager, and a senior member of PIMCO's investment strategy group. He joined PIMCO in 1980. Mr. Dialynas has written extensively and lectured on the topic of fixed income investing. He served on the Editorial Board of The Journal of Portfolio Management and was a member of Fixed Income Curriculum Committee of the Association for Investment Management and Research. He has twenty-four years of investment experience and holds a bachelor's degree in economics from Pomona College, and holds an MBA in finance from The University of Chicago Graduate School of Business.

William H. Gross, CFA, managing director and chief investment officer, was a founding partner of PIMCO in 1971. Mr. Gross has over 30 years of investment experience and is the author of Bill Gross on Investing. Mr. Gross has an MBA from UCLA Graduate School of Business.

Subsequent to the consummation of the Transaction, PIMCO will continue to serve as the Subadviser for the Total Return Bond Fund.

Additional Information About the Portfolio Managers

Set out below is additional information with respect to the portfolio managers for the Fund. Unless noted otherwise, all information is provided as of December 31, 2004.

Other Accounts Managed by Portfolio Managers

The table below identifies, for each portfolio manager, the number of accounts managed and the total assets in such accounts, within each of the following categories: registered investment companies (RIC), other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts whose fees are based on performance is indicated in italics typeface.

Portfolio Manager	RIC Accounts Managed	Assets of RIC Managed		Other Pooled Accounts Managed	Assets of Other Pooled Accounts Managed		Other Accounts Managed	Assets of Other Accounts Managed
Chris Dialynas	10	$2.4	billion	14	$5.9	billion	95/12	$38.5/$2.634 billion
William H. Gross	27	$112	billion	14	$4.6	billion	47/26	$2/$2.3 billion

Portfolio Manager Compensation

PIMCO has adopted a "Total Compensation Plan" for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm's mission statement. The Total Compensation Plan includes a significant incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary, a bonus, and may include a retention bonus. Portfolio managers who are Managing Directors of PIMCO also receive compensation from PIMCO's profits. Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO's deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee's compensation. PIMCO's contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

Salary and Bonus. Base salaries are determined by considering an individual portfolio manager's experience and expertise and may be reviewed for adjustment annually. Portfolio managers are entitled to receive bonuses, which may be significantly more than their base salary, upon attaining certain performance objectives based on predetermined measures of group or department success. These goals are specific to individual portfolio managers and are mutually agreed upon annually by each portfolio manager and his or her manager. Achievement of these goals is an important, but not exclusive, element of the bonus decision process.

In addition, the following non-exclusive list of qualitative criteria (collectively, the "Bonus Factors") may be considered when determining the bonus for portfolio managers:

•  3-year, 2-year and 1-year dollar-weighted and account-weighted investment performance as judged against benchmarks and relative to applicable industry peer groups;

•  Appropriate risk positioning that is consistent with PIMCO's investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

•  Amount and nature of assets managed by the portfolio manager;

•  Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

•  Generation and contribution of investment ideas in the context of PIMCO's secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

•  Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

•  Contributions to asset retention, gathering and client satisfaction;

•  Contributions to mentoring, coaching and/or supervising; and

•  Personal growth and skills added.

Final award amounts are determined by the PIMCO Compensation Committee.

Retention Bonuses. Certain portfolio managers may receive a discretionary, fixed amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO. Each portfolio manager who is a Senior Vice President or Executive Vice President of PIMCO receives a variable amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO.

Investment professionals, including portfolio managers, are eligible to participate in a Long Term Cash Bonus Plan ("Cash Bonus Plan"), which provides cash awards that appreciate or depreciate based upon the performance of PIMCO's parent company, Allianz Global Investors of America L.P. ("AGI"), and PIMCO over a three-year period. The aggregate amount available for distribution to participants is based upon AGI's profit growth and PIMCO's profit growth. Participation in the Cash Bonus Plan is based upon the Bonus Factors, and the payment of benefits from the Cash Bonus Plan, is contingent upon continued employment at PIMCO.

Profit Sharing Plan. Instead of a bonus, portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO's net profits. Portfolio managers who are Managing Directors receive an amount determined by the Managing Director Compensation Committee, based upon an individual's overall contribution to the firm and the Bonus Factors. Under his employment agreement, William Gross receives a fixed percentage of the profit sharing plan.

Allianz Transaction Related Compensation. In May 2000, a majority interest in the predecessor holding company of PIMCO was acquired by a subsidiary of Allianz AG ("Allianz"). In connection with the transaction, Mr. Gross received a grant of restricted stock of Allianz, the last of which vests on May 5, 2005.

From time to time, under the PIMCO Class B Unit Purchase Plan, Managing Directors and certain executive management (including Executive Vice Presidents) of PIMCO may become eligible to purchase Class B Units of PIMCO. Upon their purchase, the Class B Units are immediately exchanged for Class A Units of PIMCO Partners, LLC, a California limited liability company that holds a minority interest in PIMCO and is owned by the Managing Directors and certain executive management of PIMCO. The Class A Units of PIMCO Partners, LLC entitle their holders to distributions of a portion of the profits of PIMCO. The PIMCO Compensation Committee determines which Managing Directors and executive management may purchase Class B Units and the number of Class B Units that each may purchase. The Class B Units are purchased pursuant to full recourse notes issued to the holder. The base compensation of each Class B Unit holder is increased in an amount equal to the principal amortization applicable to the notes given by the Managing Director or member of executive management.

Portfolio managers who are Managing Directors also have long-term employment contracts, which guarantee severance payments in the event of involuntary termination of a Managing Director's employment with PIMCO.

Conflicts of Interest

From time to time, potential conflicts of interest may arise between a portfolio manager's management of the investments of a Fund, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the Funds, track the same index a Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Funds. The other accounts might also have different investment objectives or strategies than the Funds.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager's day-to-day management of a Fund. Because of their positions with the Funds, the portfolio managers know the size, timing and possible market impact of a Fund's trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Fund.

Investment Opportunities. A potential conflict of interest may arise as result of the portfolio manager's management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both a Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO's allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO's investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Funds and certain pooled investment vehicles, including investment opportunity allocation issues.

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between such other accounts and the Funds on a fair and equitable basis over time.

Ownership of Fund Securities

None of the portfolio managers own securities issued by the Funds.

Pursuant to the Bond Fund Management Agreement, ASISI receives a monthly investment management fee for the performance of its services. PI does not receive a fee for its management of the Bond Fund. Pursuant to the Total Return Bond Fund Management Agreement, PI receives a monthly investment management fee for the performance of its services. The investment management fee is accrued daily for the purposes of determining the sale and redemption price of each Fund's shares. ASISI, as co-manager of the Bond Fund, and PI, as manager of the Total Return Bond Fund, pay each sub-advisor of the applicable Fund a portion of its fee for the performance of the sub-advisory services at no additional cost to the Fund.

Under the Management Agreement with the Bond Fund, the Fund is obligated to pay ASISI an annual investment management fee equal to 0.65% of its average daily net assets. The Fund does not pay PI a fee for its management services under the Management Agreement. Under the Management Agreement with the Total Return Bond Fund, the Fund is obligated to pay PI an annual investment management fee equal to 0.50% of its average daily net assets. Consequently, the shareholders of the Bond Fund will pay investment management fees at a lower rate as a result of the Transaction. During its fiscal year ended October 31, 2004, the Bond Fund paid $2,524,525 in investment management fees to ASISI and during its fiscal year ended July 31, 2004, the Total Return Bond Fund paid $590,373 in investment management fees to PI.

The Investment Managers and the Manager pay the Subadviser a portion of the investment management fee that ASISI and PI receive from the Bond Fund and the Total Return Bond Fund, respectively. Each Investment Manager pays such subadvisory fees without any additional expense to the Fund. The Funds have comparable subadvisory fee arrangements. With respect to the Bond Fund, ASISI pays PIMCO an annual rate equal to 0.25% of the Fund's average daily net assets. With respect to the Total Return Bond Fund, PI pays to PIMCO 0.25% of the portion of the Fund's average daily net assets.

Distribution Plan

American Skandia Marketing, Incorporated and Prudential Investment Management Services LLC (PIMS) (collectively, the "Distributor") jointly serve as the principal underwriter and distributor for the Bond Fund. PIMS serves as the principal underwriter and distributor for the Total Return Bond Fund. SP Mutual Funds and Style Specific Funds each adopted a Distribution and Service Plan (commonly known as a "12b-1 Plan") for each Class of shares to compensate the Funds' respective Distributor for its services and costs in distributing shares and servicing shareholder accounts. Under the 12b-1 Plan for each share Class, each Fund is authorized to pay its Distributor at the following rates for assets attributable to the indicated share class:

Share Class	Rate
Class A*	0.30% of the Fund's average daily net assets attributable to Class A shares

Class B	1.00% of the Fund's average daily net assets attributable to Class B shares

Class C	1.00% of the Fund's average daily net assets attributable to Class C shares

Class L	0.50% of the Fund's average daily net assets attributable to Class L shares

Class M	1.00% of the Fund's average daily net assets attributable to Class M shares

Class X	1.00% of the Fund's average daily net assets attributable to Class X shares

* The Total Return Bond Fund is currently limiting the rate of Class A shares to 0.25% of the Fund's average daily net assets attributable to Class A shares.

Because these fees are paid out of a Fund's assets on an ongoing basis, these fees may, over time, increase the cost of an investment in the Fund and may be more costly than other types of sales charges.

The Distributor uses distribution and service fees received under the 12b-1 Plan to compensate qualified dealers for services provided in connection with the sale of shares and the maintenance of shareholder accounts. In addition, the Distributor uses distribution and service fees received under the Class X Plans as reimbursement for its purchases of Bonus Shares, which are additional shares granted to investors in Class X shares.

Valuation

The price you pay for each share of a Fund is based on the share value. The share value of a mutual fund - known as the net asset value per share or NAV- is determined by a simple calculation: it's the total value of the Fund (assets minus liabilities) divided by the total number of shares outstanding. For example, if the value of the investments held by fund XYZ (minus its liabilities) is $1,000 and there are 100 shares of fund XYZ owned by shareholders, the price of one share of the fund - or the NAV - is $10 ($1,000 divided by 100). A Fund's portfolio securities are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Fund's Board. A Fund also may use fair value pricing if it determines that the market quotation is not reliable based, among other things, on events or market conditions that occur after the quotation is derived or after the close of the primary market on which the security is traded, but before the time that the Fund's NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside the U.S. because such securities present time-zone arbitrage opportunities when events or conditions affecting the prices of specific securities or the prices of securities traded in such markets generally occur after the close of the foreign markets but prior to the time the Fund determines its NAV. The Fund may also use fair value pricing with respect to U.S.-traded securities if, for example, trading in a particular security is halted and does not resume before the Fund calculates its NAV or the exchange on which a security is traded closes early. In addition, fair value pricing is used for securities where the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Investment Manager (or Subadviser) does not represent fair value. Different valuation methods may result in differing values for the same security. The fair value of a portfolio security that a Fund uses to determine its NAV may differ from the security's quoted or published price. If a Fund needs to implement fair value pricing after the NAV publishing deadline, but before shares of a Fund are processed, the NAV you receive or pay may differ from the published NAV price. For purposes of computing a Fund's NAV, we will value the Fund's futures contracts 15 minutes after the close of trading on the New York Stock Exchange (NYSE). Except when we fair value securities, we normally value each foreign security held by a Fund as of the close of the security's primary market. Fair Value Pricing Procedures are designed to result in prices for the Fund's securities and its net asset value that are reasonable in light of the circumstances which make or have made market quotations unavailable or unreliable, and may have the effect of reducing arbitrage opportunities available to short-term traders. There is no assurance, however, that fair value pricing will more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of the Fund's NAV by short term traders.

Portfolio Holdings

A description of each Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities will be described in the Fund's Statement of Additional Information and on the Fund's website at www.strategicpartners.com. The Fund will provide a full list of the Fund's portfolio holdings as of the end of the fiscal quarter on its website within approximately 60 days after the end of the Fund's fiscal quarter. In addition, the Fund may release the Fund's top ten holdings, sector and country breakdowns, and largest industries on a monthly basis. Such information will be posted to the Fund's website no earlier than 15 days after the end of each month, and will be available on each Fund's website for at least six months from the posting date. These postings can be located at www.strategicpartners.com.

Frequent Purchases and Redemptions of Fund Shares

Each Fund seeks to prevent patterns of frequent purchases and redemptions of Fund shares by its shareholders. Frequent purchases and sales of shares of a Fund may adversely affect Fund performance and the interests of long-term investors. When a shareholder engages in frequent or short-term trading, a Fund may have to sell portfolio securities to have the cash necessary to redeem the shareholder's shares. This can happen when it is not advantageous to sell any securities, so a Fund's performance may be hurt. When large dollar amounts are involved, frequent trading can also make it difficult to use long-term investment strategies because a Fund cannot predict how much cash it will have to invest. In addition, if a Fund is forced to liquidate investments due to short-term trading activity, it may incur increased brokerage and tax costs. Similarly, a Fund may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain shareholders may cause dilution in the value of Fund shares held by other shareholders. Funds that invest in foreign securities may be particularly susceptible to frequent trading because time zone differences among international stock markets can allow a shareholder engaging in frequent trading to exploit fund share prices that may be based on closing prices of foreign securities established some time before each fund calculates its own share price. Funds that invest in certain fixed-income securities, such as high-yield bonds or certain asset-backed securities, may also constitute an effective vehicle for a shareholder's frequent trading strategy. The Board has adopted policies and procedures designed to discourage or prevent frequent trading activities by Fund shareholders. In an effort to prevent such practices, each Fund's Transfer Agent monitors trading activity on a daily basis. Each Fund has implemented a trading policy that limits the number of times a shareholder may purchase Fund shares or exchange into such Fund and then sell those shares within a specified period of time (a "round-trip transaction") as established by such Fund's Chief Compliance Officer (CCO). The CCO is authorized to set and modify the parameters at any time as required to prevent the adverse impact of frequent trading on Fund shareholders. The CCO has defined frequent trading as one or more roundtrip transactions in shares of a Fund within a 30-day period. A second round-trip within 60 days will begin a warning period that will remain in effect for 90 days. If additional purchase activity is initiated during the warning period, the purchase activity will be cancelled. In addition, if two round-trips have already been completed within the past 90 days, a trading suspension will be placed on the account that remains in effect for 90 days. Exceptions to the trading policy will not normally be granted. Each Fund reserves the right to reject or cancel, without prior notice, all additional purchases or exchanges into such Fund by a shareholder who has violated this policy. Moreover, each Fund may direct a broker-dealer or other intermediary to block a shareholder account from future trading in such Fund. The Transfer Agent will monitor trading activity over $25,000 per account on a daily basis for a rolling 30-day period. If a purchase into a Fund is rejected or cancelled for violations of the trading policy, the shareholder will receive a return of the purchase amount. If a Fund is offered to qualified plans on an omnibus basis or if Fund shares may be purchased through other omnibus arrangements ("Intermediaries"), Intermediaries maintain the individual beneficial owner records and submit to each Fund only aggregate orders combining the transactions of many beneficial owners. Each Fund itself generally cannot monitor trading by particular beneficial owners. Each Fund communicates to Intermediaries in writing that it expects the Intermediaries to impose restrictions on transfers by beneficial owners. Intermediaries may impose different or stricter restrictions on transfers by beneficial owners. Consistent with the restrictions described above, investments in each Fund through retirement programs administered by Prudential Retirement will be similarly identified for frequent purchases and redemptions and appropriately restricted. The Transfer Agent also reviews the aggregate net flows in excess of one million dollars. In those cases, the trade detail is reviewed to determine if any of the activity relates to previously identified policy offenders. In cases of omnibus orders, the Intermediary may be contacted by the Transfer Agent to obtain additional information. The Transfer Agent has the authority to cancel all or a portion of the trade if the information reveals that the activity relates to previously identified policy offenders. In that case, the shareholder will receive a return of the purchase amount. Where appropriate, the Transfer Agent may request that the Intermediary block a financial adviser or client from accessing each Fund. If necessary, each Fund may be removed from a particular Intermediary's platform. Shareholders seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of each Fund to prevent such trading, there is no guarantee that each Fund, the Transfer Agent or Intermediaries will be able to identify these shareholders or curtail their trading practices. Neither Fund has any arrangements intended to permit trading of its shares in contravention of the policies described above.

Purchases, Redemptions, Exchanges and Distributions

The purchase policies for each Fund are identical. The offering price is the NAV per share plus any initial sales charge that applies. Class A shares are sold at NAV plus an initial sales charge that varies depending on the amount of your investment. Class B shares are sold at NAV per share without an initial sales charge. However, if Class B shares are redeemed within seven years of their purchase, a contingent deferred sales charge ("CDSC") will be deducted from the redemption proceeds. Class C shares are sold at NAV per share without an initial sales charge. In addition, if Class C shares are redeemed within 12 months of the first business day of calendar month of their purchase, a CDSC of 1.00% will be deducted from the redemption proceeds.

The Bond Fund, but not the Total Return Bond Fund, is authorized to issue Class L, Class M, Class X and New Class X shares as well. Class L shares are subject to up to a 5.75% initial sales charge on purchases under $1 million. Class M and Class X shares are sold subject to a CDSC of 6.0%, decreasing annually. Class L, Class M, Class X and New Class X shares are no longer offered for direct purchase.

If the Transaction is approved, the Total Return Bond Fund will create Class L, Class M, Class X, and New Class X shares to accommodate Class L, M, X, and New Class X shareholders, respectively, of the Bond Fund who will become shareholders of the Total Return Bond Fund. Like the Class L, M and X shares of the Bond Fund, the proposed Class L, M and X shares of the Total Return Bond Fund will not be offered for new or subsequent purchases, but will be available for dividend reinvestment and exchanges to and from the same class of other funds in the mutual fund complex at no sales charge, and, in addition, in the case of Class L shares, for purchases by college savings plans. The proposed Class L, M and X shares for the Total Return Bond Fund would have similar sales charges as described above for the Class L, M and X shares of the Bond Fund.

The redemption policies for each Fund are identical. Your shares will be sold at the next NAV per share determined after your order to sell is received, less any applicable CDSC imposed and less such redemption fee or deferred sales charges as may be set by the Board from time to time. Refer to each Fund's Prospectus for more information regarding how to sell shares.

Shares of each Fund may be exchanged for shares of the same class of other funds in the mutual fund complex, including those of the SP Mutual Funds or Style Specific Funds at NAV per share at the time of exchange. Exchanges of shares involve redemption of the shares of the Fund you own and a purchase of shares of another Fund. Shares are normally redeemed and purchased in the exchange transaction on the business day on which the Transfer Agent receives an exchange request that is in proper form, if the request is received by the close of the NYSE that day.

Frequent trading of Fund shares in response to short-term fluctuations in the market – also known as "market timing" – may make it very difficult to manage a Fund's investments. When market timing occurs, the Funds may have to sell portfolio securities to have the cash necessary to redeem the market timer's shares. This can happen at a time when it is not advantageous to sell any securities, so the Fund's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because we cannot predict how much cash the Fund will have to invest. When, in the opinion of PI (and, with respect to the Bond Fund, ASISI), such activity would have a disruptive effect on portfolio management, the Funds reserve the right to refuse purchase orders and exchanges into the Fund by any person, group or commonly controlled account. The decision may be based on dollar amount, volume, or frequency of trading. The Funds will notify a market timer of a rejection of an exchange or purchase order. There can be no assurance that the Fund's procedures will be effective in limiting the practice of market timing in all cases.

Each Fund will distribute substantially all of its income and capital gains to shareholders each year. Each Fund will declare dividends, if any, annually.

Share Class Designations

Please note that in 2004, SP Mutual Funds renamed Class A and Class B shares, and created two new classes designated Class A and Class B. This means that if, prior to April 12, 2004, you purchased shares of any series of SP Mutual Funds designated as "Class A" or "Class B" at the time of purchase, SP Mutual Funds now refers to your shares as "Class L" and "Class M", respectively. Please be sure to consult information about the appropriate share Class when reviewing these materials.

In addition, SP Mutual Funds' charter permits it to issue both "Class X" shares and "New Class X" shares of Bond Fund. The rights and terms of Class X and New Class X shares are almost identical so, for ease of reference, SP Mutual Funds sometimes provides combined expense, capitalization, financial and other information for "New Class X" and "Class X", and refers to all such shares as "Class X". The principal difference between the two classes is that outstanding Class X shares issued prior to August 17, 1998 are subject to automatic conversion approximately 8 years after purchase, while outstanding New Class X shares, meaning Class X shares issued on or after August 17, 1998, are subject to automatic conversion approximately 10 years after purchase. You should be aware that if you hold shares referred to as "Class X", your conversion rights are determined by the date you purchased your shares. Please note that the Class X and New Class X shares issued by Total Return Bond Fund as part of the transaction will have different conversion rights.

Fees and Expenses

The following table describes the fees and expenses that shareholders may pay if they hold shares of the Bond Fund or the Total Return Bond Fund, as well as the projected pro forma fees and expenses of the Total Return Bond Fund that will continue in effect after consummation of the Transaction. The holding period for shares held by investors in the Bond Fund will be counted in computing the holding period of shares subsequently held in Total Return Bond Fund for purposes of determining any applicable CDSC's.

Class A Shares (as of January 31, 2005)

Shareholder Fees (fees paid directly from your investment)*

	Bond Fund Class A	Total Return Bond Fund Class A	Pro Forma Total Return Bond Fund After Transaction Class A
Maximum sales charge (load) on purchases (as % of offering price)	4.50%	4.50%	4.50%
Maximum contingent deferred sales charge (load) (as % of original purchase price	None[1]	1%[1]	None[1]
Redemption Fee	None[2]	None[2]	None[2]

Annual Fund Operating Expenses
  (expenses that are deducted from Fund assets)

	Bond Fund Class A	Total Return Bond Fund Class A	Total Return Bond Fund After Transaction Class A
Management Fees	0.65%	0.50%	0.50%
Estimated Distribution (12b-1) Fees	0.30%	0.25%	0.25%
Other Expenses	0.49%	0.54%	0.32%
Less expense reimbursement	(0.39)%	(0.24)%	(0.02)%
Total annual fund operating expenses	1.05%	1.05%	1.05%

Class B Shares (as of January 31, 2005)

Shareholder Fees (fees paid directly from your investment)*

	Bond Fund Class B	Total Return Bond Fund Class B	Pro Forma Total Return Bond Fund After Transaction Class B
Maximum sales charge (load) on purchases (as % of offering price)	None	None	None
Maximum contingent deferred sales charge (load) (as % of original purchase price	5.00%[3]	5.00%[3]	5.00%[3]
Redemption Fee	None[2]	None[2]	None[2]
Exchange Fee	None	None	None

Annual Fund Operating Expenses
  (expenses that are deducted from Fund assets)

	Bond Fund Class B	Total Return Bond Fund Class B	Total Return Bond Fund After Transaction Class B
Management Fees	0.65%	0.50%	0.50%
Estimated Distribution (12b-1) Fees	1.00%	0.75%	0.75%
Other Expenses	0.49%	0.54%	0.32%
Less expense reimbursement	(0.34)%	(0.24)%	(0.02)%
Total annual fund operating expenses	1.80%	1.55%	1.55%

Class C Shares (as of January 31, 2005)

Shareholder Fees (fees paid directly from your investment)*

	Bond Fund Class C	Total Return Bond Fund Class C	Pro Forma Total Return Bond Fund After Transaction Class C
Maximum sales charge (load) on purchases (as % of offering price)	None	None	None
Maximum contingent deferred sales charge (load) (as % of original purchase price)	1.00%[3]	1.00%[3]	1.00%[3]
Redemption Fee	None[2]	None[2]	None[2]

Annual Fund Operating Expenses
  (expenses that are deducted from Fund assets)

	Bond Fund Class C	Total Return Bond Fund Class C	Total Return Bond Fund After Transaction Class C
Management Fees	0.65%	0.50%	0.50%
Estimated Distribution (12b-1) Fees	1.00%	0.75%	0.75%
Other Expenses	0.49%	0.54%	0.32%
Less expense reimbursement	(0.34)%	(0.24)%	(0.02)%
Total annual fund operating expenses	1.80%	1.55%	1.55%

Class L Shares (as of January 31, 2005)

Shareholder Fees (fees paid directly from your investment)*

	Bond Fund Class L	Total Return Bond Fund Class L	Pro Forma Total Return Bond Fund After Transaction Class L
Maximum sales charge (load) on purchases (as % of offering price)	4.25%	5.75%	5.75%
Maximum contingent deferred sales charge (load) (as % of original purchase price)	None[1]	None[1]	None[1]
Redemption Fee	None[2]	None[2]	None[2]

Annual Fund Operating Expenses
  (expenses that are deducted from Fund assets)

	Bond Fund Class L	Total Return Bond Fund Class L**	Total Return Bond Fund After Transaction Class L
Management Fees	0.65%	0.50%	0.50%
Estimated Distribution (12b-1) Fees	0.50%	0.50%	0.50%
Other Expenses	0.49%	0.54%	0.32%
Less expense reimbursement	(0.34)%	(0.24)%	(0.02)%
Total annual fund operating expenses	1.30%	1.30%	1.30%

Class M Shares (as of January 31, 2005)

Shareholder Fees (fees paid directly from your investment)*

	Bond Fund Class M	Total Return Bond Fund Class M**	Pro Forma Total Return Bond Fund After Transaction Class M
Maximum sales charge (load) on purchases (as % of offering price)	None	None	None
Maximum contingent deferred sales charge (load) (as % of original purchase price)	6.00%[3]	6.00%[3]	6.00%[3]
Redemption Fee	None[2]	None[2]	None[2]

Annual Fund Operating Expenses
  (expenses that are deducted from Fund assets)

	Bond Fund Class M	Total Return Bond Fund Class M**	Total Return Bond Fund After Transaction Class M
Management Fees	0.65%	0.50%	0.50%
Estimated Distribution (12b-1) Fees	1.00%	0.75%	0.75%
Other Expenses	0.49%	0.54%	0.32%
Less expense reimbursement	(0.34)%	(0.24)%	(0.02)%
Total annual fund operating expenses	1.80%	1.55%	1.55%

Class X Shares  (as of January 31, 2005)

Shareholder Fees (fees paid directly from your investment)*

	Bond Fund Class X	Total Return Bond Fund Class X**	Pro Forma Total Return Bond Fund After Transaction Class X
Maximum sales charge (load) on purchases (as % of offering price)	None	None	None
Maximum contingent deferred sales charge (load) (as % of original purchase price)	6.00%[3]	6.00%[3]	6.00%[3]
Redemption Fee	None[2]	None[2]	None[2]

Annual Fund Operating Expenses
  (expenses that are deducted from Fund assets)

	Bond Fund Class X	Total Return Bond Fund Class X	Total Return Bond Fund After Transaction Class X
Management Fees	0.65%	0.50%	0.50%
Estimated Distribution (12b-1) Fees	1.00%	1.00%	1.00%
Other Expenses	0.49%	0.54%	0.32%
Less expense reimbursement	(0.34)%	(0.24)%	(0.32)%
Total annual fund operating expenses	1.80%	1.80%	1.80%

*   Your broker may charge you a separate or additional fee for purchases and sales of shares.

1  Under certain circumstances, purchases of Class A shares and Class L shares not subject to an initial sales charge (load) will be subject to a contingent deferred sales charge (load) ("CDSC") if redeemed within 12 months of the calendar month of purchase. For an additional discussion of the Class A CDSC and the Class L CDSC, see the Prospectus under "How to Buy Shares."

2  A $10 fee may be imposed for wire transfers of redemption proceeds. For an additional discussion of wire redemptions, see this Prospectus under "How to Redeem Shares."

3  If you purchase Class B, M or X shares, you do not pay an initial sales charge but you may pay a CDSC if you redeem some or all of your shares before the end of the sixth (in the case of Class B shares), seventh (in the case of Class M shares and Class X shares) or eighth (in the case of New Class X shares) year after which you purchased such shares. The CDSC is 5%, 4%, 3%, 2%, 2% and 1% for redemptions of Class B shares occurring in years one through seven, respectively. The CDSC is 6%, 5%, 4%, 3%, 2%, 2%, 1% and 1% for redemptions of Class M shares and Class X shares occurring in years one through seven, respectively. The CDSC is 6%, 5%, 4%, 4%, 3%, 2%, 2% and 1% for redemptions of New Class X shares occurring in years one through eight, respectively. No CDSC is charged after these periods. If you purchase Class C shares, you may incur a CDSC if you redeem some or all of your Class C shares within 12 months of the calendar month of purchase. For a discussion of the Class B, M, X and C CDSC, see the Prospectus under "How to Buy Shares."

Expense Examples (as of January 31, 2005)

These examples are intended to help you compare the cost of investing in each Fund before the transaction with the cost of investing in the Total Return Bond Fund after the Transaction. They assume that you invest $10,000, that you receive a 5% return each year, and that the Funds' total operating expenses remain the same.

Full Redemption – Although your actual costs may be higher or lower, you would pay the following expenses, based on the above assumptions, if you redeem your shares at the end of each period:

Class A Shares

	One Year	Three Years	Five Years	Ten Years
Bond Fund	$689	$980	$1,294	$2,179
Total Return Bond Fund	$575	$841	$1,126	$1,936
Total Return Bond Fund (Pro Forma Projected after the Transaction)	$554	$775	$1,014	$1,697

Class B Shares

	One Year	Three Years	Five Years	Ten Years
Bond Fund	$717	$970	$1,349	$2,211
Total Return Bond Fund	$682	$863	$1,170	$1,913
Total Return Bond Fund (Pro Forma Projected after the Transaction)	$660	$796	$1,055	$1,671

Class C Shares

	One Year	Three Years	Five Years	Ten Years
Bond Fund	$317	$670	$1,149	$2,472
Total Return Bond Fund	$282	$563	$970	$2,105
Total Return Bond Fund (Pro Forma Projected after the Transaction)	$260	$496	$855	$1,867

Class L Shares

	One Year	Three Years	Five Years	Ten Years
Bond Fund	$732	$1,063	$1,415	$2,407
Total Return Bond Fund	$723	$1,033	$1,366	$2,304
Total Return Bond Fund (Pro Forma Projected after the Transaction)	$702	$969	$1,257	$2,074

Class M Shares

	One Year	Three Years	Five Years	Ten Years
Bond Fund	$817	$1,070	$1,349	$2,294
Total Return Bond Fund	$782	$963	$1,170	$1,974
Total Return Bond Fund (Pro Forma Projected after the Transaction)	$760	$896	$1,055	$1,733

Class X Shares

	One Year	Three Years	Five Years	Ten Years
Bond Fund	$817	$1,070	$1,449	$2,472
Total Return Bond Fund	$807	$1,040	$1,398	$2,369
Total Return Bond Fund (Pro Forma Projected after the Transaction)	$815	$1,064	$1,439	$2,452

No Redemption – Although your actual costs may be higher or lower, you would pay the following expenses based on the above assumptions, if you do not redeem your shares at the end of each period:

Class A Shares

	One Year	Three Years	Five Years	Ten Years
Bond Fund	$689	$980	$1,294	$2,179
Total Return Bond Fund	$575	$841	$1,126	$1,936
Total Return Bond Fund (Pro Forma Projected after the Transaction)	$554	$775	$1,014	$1,697

Class B Shares

	One Year	Three Years	Five Years	Ten Years
Bond Fund	$217	$670	$1,149	$2,211
Total Return Bond Fund	$182	$563	$970	$1,913
Total Return Bond Fund (Pro Forma Projected after the Transaction)	$160	$496	$855	$1,671

Class C Shares

	One Year	Three Years	Five Years	Ten Years
Bond Fund	$217	$670	$1,149	$2,472
Total Return Bond Fund	$182	$563	$970	$2,105
Total Return Bond Fund (Pro Forma Projected after the Transaction)	$160	$496	$855	$1,867

Class L Shares

	One Year	Three Years	Five Years	Ten Years
Bond Fund	$732	$1,063	$1,415	$2,407
Total Return Bond Fund	$723	$1,033	$1,366	$2,304
Total Return Bond Fund (Pro Forma Projected after the Transaction)	$702	$969	$1,257	$2,074

Class M Shares

	One Year	Three Years	Five Years	Ten Years
Bond Fund	$217	$670	$1,149	$2,294
Total Return Bond Fund	$182	$563	$970	$1,974
Total Return Bond Fund (Pro Forma Projected after the Transaction)	$160	$496	$855	$1,733

Class X Shares

	One Year	Three Years	Five Years	Ten Years
Bond Fund	$217	$670	$1,149	$2,472
Total Return Bond Fund	$207	$640	$1,098	$2,369
Total Return Bond Fund (Projected after the Transaction)	$215	$664	$1,139	$2,452

The above expense examples are based on gross expense ratios. Should the voluntary fee waivers and expense reimbursements that currently apply to each Fund continue, the expenses shown would be lower.

These examples assume that all dividends and other distributions are reinvested and that the percentage amounts listed under "Total annual operating expenses" remain the same in the years shown. These examples illustrate the effect of expenses, but are not meant to suggest actual or expected expenses, which may vary. The assumed return of 5% is not a prediction of, and does not represent, actual or expected performance of any fund.

Performance

The bar charts show the performance of the Class L shares of Bond Fund and Class A shares of Total Return Bond Fund for each full calendar year the Fund has been in operation. The first table below each bar chart shows each such Fund's best and worst quarters during the periods included in the bar chart. The second table shows the average annual total returns before taxes for each Class of each Fund for 2004 and since inception, as well as the average annual total returns after taxes on distributions and after taxes on distributions and redemptions for Class L and Class A shares of Bond Fund and Total Return Bond Fund, respectively, for 2004 and since inception.

This information may help provide an indication of each Fund's risks by showing changes in performance from year to year and by comparing each Fund's performance with that of a broad-based securities index. The average annual figures reflect sales charges; the other figures do not, and would be lower if they did. All figures assume reinvestment of dividends. Past performance does not necessarily indicate how a Fund will perform in the future.

Bond Fund

BEST QUARTER: Up 5.64% (3rd quarter of 2001) WORST QUARTER: Down (2.05)% (2nd quarter of 2004)

Average Annual Total Returns for the Periods Ended 1/31/2005

	1 YR	5 YRS	TEN YRS OR SINCE INCEPTION*
Class L
Return Before Taxes Return After Taxes on Distributions Return After Taxes on Distributions and Sale of Fund Shares	0.07% 2.90% 3.20%	6.49% 5.28% 5.12%	6.21% 4.24% 4.15%
Class M
Return Before Taxes	(2.00)%	6.60%	5.67%
Class C
Return Before Taxes	1.79%	6.67%	5.52%
Class X
Return Before Taxes	(2.12)%	6.29%	5.49%
Index
Lehman Government/Credit Index Lipper Corporate Debt A-Rated Funds Avg.	3.97% 3.80%	8.16% 7.17%	7.67% 5.82%

*inception: 7/28/97

After-tax returns are shown for Class L shares only. Returns are not shown for Class A or Class B shares because these share classes have not been in existence for a full calendar year. The after-tax returns for other Classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. During periods of negative NAV performance, the after-tax returns assume the investor receives a write-off at the historical highest individual federal marginal income rate. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Total Return Bond Fund

BEST QUARTER: Up 5.09% (3rd quarter of 2001) WORST QUARTER: Down (2.17)% (2nd quarter of 2004)

Average Annual Total Returns for the Periods Ended 1/31/2005

	1 YR	5 YRS		TEN YRS OR SINCE INCEPTION*
Class A
Return Before Taxes Return After Taxes on Distributions Return After Taxes on Distributions and Sale of Fund Shares	–0.32% –2.29% –0.14%	6.80% 4.42% 4.38%	6.14% 3.80% 3.82%	Pre-Liquidation (After-Tax) Post-Liquidation (After-Tax)
Class B
Return Before Taxes	–0.98%	7.12%	6.42%
Class C
Return Before Taxes	2.86%	7.25%	6.54%
Index
Lehman Government/Credit Index Lipper Corporate Debt A-Rated Funds	3.97% 3.80%	8.16% 7.17%	7.67% 6.65%

*inception: 11/3/1999

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. During periods of negative NAV performance, the after-tax returns assume the investor receives a write-off at the historical highest individual federal marginal income rate. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

REASONS FOR THE TRANSACTION

The Directors/Trustees, including all of the Directors/Trustees who are not "interested persons" of SP Mutual Funds or Style Specific Funds, respectively (the "Independent Directors"), have unanimously determined that the Transaction would be in the best interests of the shareholders of the Bond Fund and the Total Return Bond Fund, respectively, and that the interests of the shareholders of Bond Fund and the Total Return Bond Fund would not be diluted as a result of the Transaction. At a meeting held on September 1, 2004, the Independent Directors considered a number of factors, including the following:

•  the compatibility of the Funds' investment objectives, policies and restrictions;

•  the relative past and current growth in assets and investment performance of the Funds and their respective future prospects for growth;

•  the relative expense ratios of the Funds and the impact of the proposed Transaction on the expense ratios;

•  the estimated costs of the Transaction, which will be borne pro rata by the Funds;

•  the anticipated tax consequences of the Transaction with respect to each Fund and its shareholders;

•  the past and anticipated future inability of the Bond Fund to achieve satisfactory asset growth; and

•  the potential benefits of the proposed Transaction to the shareholders of each Fund, including long-term economies of scale.

At the September 1, 2004 meeting, the Investment Managers recommended the Transaction to the Independent Directors. The reasons for the Transaction include lowering gross expenses, creating a larger asset base, and allowing shareholders to participate in the stronger performance of the surviving fund. In recommending the Transaction, the Investment Managers advised the Independent Directors that the Funds have similar investment objectives, and similar policies and investment portfolios. Moreover, the Investment Managers reported that the Funds have similar investment styles and that shareholders of Bond Fund would benefit because the management fee paid by shareholders of Total Return Bond Fund is significantly lower than the management fee paid by shareholders of Bond Fund.

The Investment Managers advised the Board that, as of September 30, 2003, the Bond Fund had attracted net assets of approximately $487.1 million, while the Total Return Bond Fund had assets of approximately $127.9 million at that date. In addition, the Investment Managers advised the Board that the Bond Fund had higher total cost structures and higher expense ratios (before fee waivers or expense reimbursements) as compared to the Total Return Bond Fund. Accordingly, by merging the Funds, the Bond Fund's shareholders would enjoy a greater asset base over which fund expenses may be spread. The Board considered the Investment Managers' advice that if the merger is approved, shareholders of the Bond Fund, regardless of the class of shares they own, should realize an immediate reduction in gross annual operating expenses (that is, without any waivers or reimbursements) paid on their investment, although there can be no assurance that operational savings will be realized. The Board also considered that, in the opinion of counsel, the exchange of shares pursuant to the Transaction would not result in a taxable gain or loss for U.S. federal income tax purposes for Bond Fund shareholders. The Board was advised that the expenses associated with the solicitation of proxies would be borne pro rata by the Funds.

The Board, including a majority of the Independent Directors/Trustees, unanimously concluded that the Transaction is in the best interests of the shareholders of the Bond Fund and the Total Return Bond Fund, respectively, and that no dilution of value would result to the shareholders of the Bond Fund or the Total Return Bond Fund from the Transaction. Consequently, the Board approved the Plan and recommended that shareholders of the Bond Fund vote to approve the Transaction.

For the reasons discussed above, the Board of Directors unanimously recommends that you vote FOR the Plan.

If shareholders of the Bond Fund do not approve the Plan, the Board will consider other possible courses of action for the Bond Fund, including, among others, consolidation of the Bond Fund with one or more funds of the SP Mutual Funds or unaffiliated funds.

INFORMATION ABOUT THE TRANSACTION

This is only a summary of the Plan. You should read the actual Plan attached as Exhibit A.

Closing of the Transaction

If shareholders of the Bond Fund approve the Plan, the Transaction will take place after various conditions are satisfied by the Company on behalf of the Bond Fund and the Total Return Bond Fund, including the preparation of certain documents. SP Mutual Funds and Style Specific Funds will mutually determine a specific date for the actual Transaction to take place. This is called the "closing date." If the shareholders of the Bond Fund do not approve the Plan, the Transaction will not take place and the Board will consider alternative courses of actions, as described above.

If the shareholders of the Bond Fund approve the Plan, the Bond Fund will deliver to the Total Return Bond Fund substantially all of its assets and the Total Return Bond Fund will assume substantially all of the liabilities of the Bond Fund on the closing date. As a result, shareholders of the Bond Fund will beneficially own shares of the Total Return Bond Fund that, as of the date of the exchange, have a value equal to the dollar value of the assets delivered to the Total Return Bond Fund, less the value of liabilities assumed by Total Return Bond Fund. The stock transfer books of the Bond Fund will be permanently closed on the closing date. Requests to transfer or redeem assets allocated to the Bond Fund may be submitted at any time before the close of the NYSE on the closing date and requests that are received in proper form prior to that time will be effected prior to the closing.

To the extent permitted by law, SP Mutual Funds may amend or waive provisions of the Plan without further shareholder approval. It may also agree to terminate and abandon the Transaction at any time before or, to the extent permitted by law, after the approval by shareholders of the Bond Fund.

Expenses of the Transaction

The expenses resulting from the Transaction will be paid pro rata by the Funds. The portfolio securities of the Bond Fund will be transferred in-kind to the Total Return Bond Fund. Accordingly, the Transaction will entail little or no expenses in connection with portfolio restructuring.

Tax Consequences of the Transaction

The Transaction is intended to qualify for U.S. federal income tax purposes as a tax-free reorganization under the Code. It is a condition to each Fund's obligation to complete the Transaction that the Funds will have received an opinion from Shearman & Sterling LLP, based upon representations made by each Fund, and upon certain assumptions, substantially to the effect that:

1.  The acquisition by the Total Return Bond Fund of the assets of the Bond Fund in exchange solely for voting shares of the Total Return Bond Fund and the assumption by the Total Return Bond Fund of the liabilities, if any, of the Bond Fund, followed by the distribution of the Total Return Bond Fund shares received by the Bond Fund pro rata to its shareholders, will constitute a "reorganization" within the meaning of Section 368(a)(1) of the Code, and the Total Return Bond Fund and the Bond Fund each will be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

2.  The shareholders of the Bond Fund will not recognize a gain or loss upon the exchange of all of their shares of the Bond Fund solely for shares of the Total Return Bond Fund, as described in this Proxy Statement and the Plan;

3.  No gain or loss will be recognized by the Bond Fund upon the transfer of its assets to the Total Return Bond Fund in exchange solely for voting shares of the Total Return Bond Fund and the assumption by the Total Return Bond Fund of the liabilities, if any, of the Bond Fund. In addition, no gain or loss will be recognized by the Bond Fund on the distribution of such shares to the shareholders of the Bond Fund in liquidation of the Bond Fund;

4.  No gain or loss will be recognized by the Total Return Bond Fund upon the acquisition of the assets of the Bond Fund in exchange solely for voting shares of the Total Return Bond Fund and the assumption of the liabilities, if any, of the Bond Fund;

5.  The Total Return Bond Fund's tax basis for the assets acquired from the Bond Fund will be the same as the tax basis of these assets when held by the Bond Fund immediately before the transfer, and the holding period of such assets acquired by the Total Return Bond Fund will include the holding period of such assets when held by the Bond Fund;

6.  The Bond Fund's shareholders' tax basis for the shares of the Total Return Bond Fund received by them pursuant to the reorganization will be the same as their tax basis in the Bond Fund shares exchanged therefor; and

7.  The holding period of the Total Return Bond Fund shares received by the shareholders of the Bond Fund will include the holding period of their Bond Fund shares exchanged therefor, provided such Bond Fund shares were held as capital assets on the date of the exchange.

An opinion of counsel is not binding on the Internal Revenue Service or the courts. If the Transaction is consummated but fails to qualify as a "reorganization" within the meaning of Section 368 of the Code, the Transaction would be treated as a taxable sale of assets by the Bond Fund to the Total Return Bond Fund followed by a taxable liquidation of the Bond Fund and the shareholders of the Bond Fund would recognize taxable gains or losses equal to the difference between their adjusted tax basis in the shares of the Bond Fund and the shares of the Total Return Bond Fund received in exchange therefor. Bond Fund does not have any capital loss carryforwards and, therefore, their use would not be limited as a result of the Transaction.

Shareholders of the Bond Fund should consult their tax advisers regarding the tax consequences to them of the Transaction in light of their individual circumstances. In addition, because the foregoing discussion relates only to the U.S. federal income tax consequences of the Transaction, shareholders also should consult their tax advisers as to state, local and foreign tax consequences to them, if any, of the Transaction.

Characteristics of the Total Return Bond Fund Shares

Style Specific Funds, of which Total Return Bond Fund is a series, was formed in Delaware on July 8, 1999. It is registered with the Commission as an open-end management investment company. Style Specific Funds is authorized to issue an unlimited number of shares of beneficial interest, $.001 par value per share, divided into six series and three classes, designated Class A, Class B and Class C shares. Total Return Bond Fund does not currently offer Class L, Class M, Class X or New Class X shares. If the transaction is approved, Total Return Bond Fund will create Class L, Class M, Class X and New Class X share classes to accommodate shareholders of Class L, Class M, Class X and New Class X, respectively, of the Bond Fund who will become shareholders of Total Return Bond Fund. The proposed Class L, M, X and New Class X shares will be available only for exchanges with the same class of shares in other existing funds in the mutual fund complex. These share classes will be closed to new or subsequent purchases.

In general, the rights of Total Return Bond Fund shares to be issued as part of the Transaction will be identical in all respects to outstanding Bond Fund shares of the same class. However, if you hold Class B, Class M, Class X or New Class X shares of Bond Fund, the shares of Total Return Bond Fund which you receive as part of the Transaction will have different conversion rights than the shares you hold today. Please take these matters into consideration when casting your vote.

Class B Shares. If you hold Class B Shares of Bond Fund, your shares automatically convert into Class A shares of Bond Fund approximately seven years after purchase. However, the Class B Shares of Total Return Bond Fund issued in connection with the Transaction would automatically convert into Class A shares of Total Return Bond Fund approximately six years the purchase of your Bond Fund Class B shares.

Class M Shares. If you hold Class M Shares of Bond Fund, your shares automatically convert into Class L shares of Bond Fund approximately 8 years after purchase. In contrast, the Class M Shares of Total Return Bond Fund which will be issued to you if the Transaction is consummated will automatically convert into Class A shares of Total Return Bond Fund approximately 8 years after you purchased your Class M Bond Fund shares.

Class X Shares. If you hold Class X shares of Bond Fund issued prior to August 17, 1998, your shares (which are formally designated as "Class X" shares) automatically convert into Class L shares of Bond Fund approximately eight years after purchase. However, the Class X shares of Total Return Bond Fund which you will receive if the Transaction is consummated will automatically convert into Class A shares of Total Return Bond Fund approximately 8 years after you purchased your Class X Bond Fund shares.

New Class X Shares. All shares of Class X of Bond Fund issued on or after August 17, 1998 are formally designated as "New Class X" shares, and automatically convert into Class L shares of Bond Fund approximately 10 years after purchase. However, the New Class X shares of Total Return Bond Fund which you will receive if the Transaction is consummated will convert into Class A shares of Total Return Bond Fund approximately 10 years after you purchased your New Class X Bond Fund shares.

Except for the conversion features discussed above, each class of shares represents an interest in the same assets of Total Return Bond Fund and is identical in all respects except that:

•  each class is subject to different sales charges and distribution and/or service (12b-1);

•  each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of that class differ from the interests of any other class;

•  each class has a different exchange privilege; and

Shares of Total Return Bond Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Except for the conversion features discussed above, there are no conversion, preemptive or other subscription rights. The voting and dividend rights, the right of redemption and the privilege of exchange are described in Total Return Bond Fund's Prospectus.

Style Specific Funds, of which Total Return Bond Fund is a series, does not intend to hold annual meetings of shareholders. There will normally be no meetings of shareholders for the purpose of electing Trustees unless less than a majority of the Trustees holding office have been elected by shareholders, and the Investment Company Act requires a meeting of shareholders, at which time the Trustees then in office will call a shareholder meeting for the election of Trustees. Shareholders of record of two-thirds of the outstanding shares of Style Specific Funds may remove a Trustee by votes cast in person or by proxy at a meeting called for that purpose. The Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee, when requested in writing to do so by the shareholders of record holding at least ten percent (10%) of the outstanding shares entitled to vote

Shares of the Total Return Bond Fund will be distributed to shareholders of the Bond Fund and will have the same legal characteristics as the shares of the Bond Fund with respect to such matters as assessibility, rights, and transferability.

Capitalizations of the Funds and Capitalization after the Transaction

The following table sets forth, as of January 31, 2005, the capitalization of shares of the Bond Fund, and the Total Return Bond Fund. The table also shows the projected capitalization of the Total Return Bond Fund shares as adjusted to give effect to the proposed Transaction. The capitalization of the Total Return Bond Fund is likely to be different when the Transaction is consummated.

Class A

	Bond Fund	Total Return Bond Fund	Adjustments		Total Return Bond Fund Pro Forma Projected after Transaction
					(unaudited)
Net assets	$15,515,680	$27,081,518	-		$42,597,198
Total shares outstanding	1,464,242	2,610,408	31,326	**	4,105,976
Net asset value per share	$10.60	$10.37	-		$10.37

Class B

	Bond Fund	Total Return Bond Fund	Adjustments		Total Return Bond Fund Pro Forma Projected after Transaction
					(unaudited)
Net assets	$1,213,090	$47,889,632	-		$49,102,722
Total shares outstanding	115,624	4,615,970	1,303	**	4,732,897
Net asset value per share	$10.49	$10.37	-		$10.37

Class C

	Bond Fund	Total Return Bond Fund	Adjustments		Total Return Bond Fund Pro Forma Projected after Transaction
					(unaudited)
Net assets	$47,328,341	$26,057,650	-		$73,385,991
Total shares outstanding	4,518,605	2,511,926	43,790	**	7,074,321
Net asset value per share	$10.47	$10.37	-		$10.37

Class L*

	Bond Fund	Total Return Bond Fund	Adjustments		Total Return Bond Fund Pro Forma Projected after Transaction
					(unaudited)
Net assets	$52,078,583	-	-		$52,078,583
Total shares outstanding	4,918,169	-	101,725	**	5,019,894
Net asset value per share	$10.59	-	-		$10.37

Class M*

	Bond Fund	Total Return Bond Fund	Adjustments		Total Return Bond Fund Pro Forma Projected after Transaction
					(unaudited)
Net assets	$163,679,724	-	-		$163,679,724
Total shares outstanding	15,621,945	-	156,583	**	15,778,528
Net asset value per share	$10.48	-	-		$10.37

Class X*

	Bond Fund	Total Return Bond Fund	Adjustments		Total Return Bond Fund Pro Forma Projected after Transaction
					(unaudited)
Net assets	$26,460,508	-	-		$26,460,508
Total shares outstanding	2,522,147	-	28,614	**	2,550,761
Net asset value per share	$10.49	-	-		$10.37

*  Total Return Bond Fund does not currently offer Class L, Class M, Class X or New Class X shares. If the transaction is approved, Total Return Bond Fund will create Class L, Class M, Class X and New Class X share classes to accommodate shareholders of Class L, Class M, Class X and New Class X, respectively, of the Bond Fund who will become shareholders of Total Return Bond Fund. The proposed Class L, M, X and New Class X shares will be available only for exchanges with the same class of shares in other existing funds in the mutual fund complex. These share classes will be closed to new or subsequent purchases.

**  Reflects the change in shares and par value of Bond Fund upon conversion into Total Return Bond Fund.

VOTING INFORMATION

Required Vote

Shareholders of record of the Bond Fund on the Record Date will be entitled to vote at the Meeting. On the Record Date, there were shares of the Bond Fund issued and outstanding.

The presence in person or by proxy of the holders of a majority of the outstanding shares of the Bond Fund entitled to be voted at the Meeting is required to constitute a quorum of the Bond Fund at the Meeting. Shares beneficially held by shareholders present in person or represented by proxy at the Meeting will be counted for the purpose of calculating the votes cast on the issues before the Meeting. If a quorum is present, the affirmative vote of the holders of a majority of the total number of shares of capital stock of the Bond Fund outstanding and entitled to vote thereon is necessary to approve the Plan, which, for purposes of this vote, under the Investment Company Act of 1940, means that approval of the Plan requires the vote of the lesser of (i) 67% or more of the voting shares of Bond Fund represented at a meeting at which more than 50% of the outstanding voting shares of Bond Fund are present in person or represented by proxy; or (ii) more than 50% of the outstanding voting shares of Bond Fund. Each shareholder will be entitled to one vote for each full share, and a fractional vote for each fractional share of the Bond Fund held at the close of business on the Record Date.

Under existing NYSE rules, it is not expected that brokers, banks and other nominees will be entitled to vote Bond Fund shares with respect to the Plan unless the beneficial owner gives specific instructions for such vote to the broker or other nominee. When a broker is unable to cast a vote on a matter without specific instructions, and no specific instructions are given, the result is referred to as a "broker non-vote." The SP Mutual Funds will forward proxy materials to record owners for any beneficial owners that such record owners may represent.

Abstentions and broker non-votes will count towards determining the presence of a quorum at the Meeting. However, since approval of the Plan requires the affirmative vote of a majority of the total number of shares of Bond Fund outstanding on the Record Date, each broker non-vote and abstention would have the effect of a vote against the Plan or against adjournment.

Shareholders having more than one account in the Bond Fund generally will receive a single proxy statement and a separate proxy card for each account, including separate proxy cards. It is important to mark, sign, date and return all proxy cards received.

In the event that sufficient votes to approve the Plan are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR or AGAINST any such adjournment in their discretion. Since an adjournment of the meeting requires the affirmative vote of a majority of the shares present at the meeting, each broker non-vote and abstention would have the effect of a vote against adjournment.

How to Vote

You can vote your shares in any one of four ways:

•  By mail, with the enclosed proxy card.

•  In person at the Meeting.

•  By phone

•  Over the Internet

If you simply sign and date the proxy but give no voting instructions, your shares will be voted in favor of the Plan and in accordance with the views of management upon any unexpected matters that come before the Meeting or adjournment of the Meeting.

Solicitation of Voting Instructions

Voting instructions will be solicited principally by mailing this Proxy Statement and its enclosures, but instructions also may be solicited by telephone, facsimile, through electronic means such as email, or in person by officers or representatives of the SP Mutual Funds. In addition, the SP Mutual Funds has engaged Computershare Fund Services, a professional proxy solicitation firm, to assist in the solicitation of proxies. As the Meeting date approaches, you may receive a phone call from a representative of Computershare Fund Services if the SP Mutual Funds has not yet received your vote. Computershare Fund Services may ask you for authority, by telephone, to permit Computershare Fund Services to execute your voting instructions on your behalf.

PRINCIPAL HOLDERS OF SHARES

The table below sets forth, as of the Record Date, each shareholder that owns of record more than 5% of any class of the Bond Fund.

Fund and Share Class	Beneficial Owner Name*	Address	Percent Ownership

[To be filed by amendment.]

*  As defined by the SEC, a security is beneficially owned by a person if that person has or shares voting power or investment power with respect to the security.

As of the Record Date, the officers and Directors of the SP Mutual Funds, as a group, beneficially owned less than 1% of the outstanding voting shares of the Bond Fund.

ADDITIONAL INFORMATION ABOUT SP MUTUAL FUNDS,
STYLE SPECIFIC FUNDS AND THE FUNDS

The Total Return Bond Fund is a series of the Style Specific Funds, which is an open-end management investment company registered with the SEC under the Investment Company Act. Detailed information Total Return Bond Fund is contained in the Prospectus which is enclosed hereto and incorporated by reference to this Proxy Statement. Additional information about the Total Return Bond Fund is included in the Fund's SAI, dated November 22, 2004, which has been filed with the SEC and is incorporated into the SAI relating to this Proxy Statement.

A copy of the Style Specific Fund's Annual Report to Shareholders for the fiscal year ended July 31, 2004 and the Style Specific Fund's Semi-Annual Report to Shareholders for the period ended January 31, 2005, are each  incorporated by reference into this Proxy Statement. You may request a free copy of the Style Specific Funds' Annual Report to Shareholders for the fiscal year ended July 31, 2004 and/or its Semi-Annual Report to Shareholders for the period ended January 31, 2005, by calling 1-800-225-1852 or by writing to the Style Specific Funds at 100 Mulberry Street, Gateway Center Three, Newark, NJ, 07102.

The SP Mutual Funds, on behalf of the Bond Fund, and Style Specific Funds, on behalf of the Total Return Bond Fund, file proxy materials, reports and other information with the SEC in accordance with the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act. These materials can be inspected and copied at: the SEC's Public Reference Room at 450 Fifth Street NW, Washington, DC 20549. Also, copies of such material can be obtained from the SEC's Public Reference Section, Washington, DC 20549-6009, upon payment of prescribed fees, or from the SEC's Internet address at http://www.sec.gov.

MISCELLANEOUS

Legal Matters

Certain matters of Delaware law relating to the validity of shares of Total Return Bond Fund to be issued pursuant to the Plan will be passed upon by Morris, Nichols, Arsht & Tunnell, special Delaware counsel to the Style Specific Funds.

Independent Registered Public Accounting Firm

The audited financial statements of Bond Fund, incorporated by reference into the Statement of Additional Information, have been audited by KPMG LLP, independent registered public accounting firm, whose report thereon is included in the Annual Report to Shareholders for the fiscal year ending October 31, 2004. These financial statements have been so incorporated by reference in reliance on the report of KPMG LLP.

The audited financial statements of Total Return Bond Fund, incorporated by reference into the Statement of Additional Information, have been audited by KPMG LLP, independent registered public accounting firm, whose report thereon is included in the Annual Report to Shareholders for the fiscal year ending July 31, 2004. These financial statements have been so incorporated by reference in reliance on the report of KPMG LLP.

Notice to Banks, Broker-Dealers and Voting Trustees and Their Nominees

Please advise the Bond Fund, care of Prudential Investment Management Services LLC, Gateway Center Three, 100 Mulberry Street, 14th Floor, Newark, New Jersey 07102, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of this Proxy Statement you wish to receive in order to supply copies to the beneficial owners of the shares.

SHAREHOLDER PROPOSALS

The SP Mutual Funds is not required to hold and will not ordinarily hold annual shareholders' meetings in any year in which the election of directors is not required to be acted upon under the 1940 Act. The Board of Directors may call special meetings of the shareholders for action by shareholder vote as required by the Investment Company Act or the SP Mutual Funds' governing documents.

Pursuant to rules adopted by the SEC, a shareholder may include in proxy statements relating to annual and other meetings of the shareholders of the Company certain proposals for shareholder action which he or she intends to introduce at such special meetings; provided, among other things, that such proposal is received by the SP Mutual Funds a reasonable time before a solicitation of proxies is made for such meeting. Timely submission of a proposal does not necessarily mean that the proposal will be included.

The Board of Directors intends to bring before the Meeting the matter set forth in the foregoing Notice. The Directors do not expect any other business to be brought before the Meeting. If, however, any other matters are properly presented to the Meeting for action, it is intended that the persons named in the enclosed proxy will vote in accordance with their judgment. A shareholder executing and returning a proxy may revoke it at any time prior to its exercise by written notice of such revocation to the Secretary of the SP Mutual Funds, by execution of a subsequent proxy, or by voting in person at the Meeting.

EXHIBITS TO PROSPECTUS/PROXY STATEMENT

Exhibit

A  Form of Plan of Reorganization by Strategic Partners Mutual Funds, Inc. on behalf of the Strategic Partners Bond Fund and by Strategic Partners Style Specific Funds on behalf of the Strategic Partners Total Return Bond Fund (attached)

B  Prospectus for the Strategic Partners Total Return Bond Fund of the Strategic Partners Style Specific Funds, dated November 22, 2004 (enclosed)

C  Strategic Partners Style Specific Funds' Annual Report to Shareholders for fiscal year ended July 31, 2004 (enclosed)

D  Strategic Partners Style Specific Funds' Semi-Annual Report to Shareholders dated January 31, 2005 (enclosed)

Exhibit A

FORM OF PLAN OF REORGANIZATION

THIS PLAN OF REORGANIZATION (the "Plan") is made as of this 16th day of May, 2005 by Strategic Partners Mutual Funds, Inc. (the "SP Mutual Funds"), a corporation organized under the laws of the State of Maryland with its principal place of business at One Corporate Drive, Shelton, Connecticut 06484, on behalf of Strategic Partners Bond Fund (the "Acquired Fund"), a series of SP Mutual Funds, and Strategic Partners Style Specific Funds (the "Style Specific Funds" or "SP Style Specific Funds"), a statutory trust organized under the laws of the State of Delaware with its principal place of business at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, on behalf of the Strategic Partners Total Return Bond Fund (the "Acquiring Fund"), a series of the Style Specific Funds. Together, the Acquiring Fund and Acquired Fund are referred to as the "Funds," and Style Specific Funds and SP Mutual Funds are referred to as the "Companies".

The Plan has been structured with the intention that it qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the Code).

The reorganization (hereinafter referred to as the "Reorganization") will consist of (i) the acquisition by the Acquiring Fund of all of the property, assets and goodwill of the Acquired Fund and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, if any, in exchange solely for full and fractional shares of beneficial interest, par value $0.001 each, of the Acquiring Fund ("Acquiring Fund Shares"); (ii) the distribution after the Closing Date (as provided in Section 3) of Acquiring Fund Shares to the shareholders of the Acquired Fund according to their respective interests in complete liquidation of the Acquired Fund; and (iii) the dissolution of the Acquired Fund as soon as practicable after the Closing (as defined in Section 3), all upon and subject to the terms and conditions of this Plan hereinafter set forth.

In order to consummate the Plan, the following actions shall be taken by the Style Specific Funds on behalf of the Acquiring Fund and the SP Mutual Funds on behalf of the Acquired Fund:

1.  Sale and Transfer of Assets of the Acquired Fund in Exchange for shares of the Acquiring Fund and Assumption of Liabilities, if any, and Liquidation and Dissolution of Acquired Fund.

(a)  Subject to the terms and conditions of this Plan, the SP Mutual Funds on behalf of the Acquired Fund shall convey, transfer and deliver to the Acquiring Fund at the Closing all of the Acquired Fund's then existing assets, free and clear of all liens, encumbrances, and claims whatsoever (other than shareholders' rights of redemption), and to assume substantially all of the liabilities of the Acquired Fund except for cash, bank deposits, or cash equivalent securities in an estimated amount necessary to pay its pro rata costs and expenses in carrying out this Plan (including, but not limited to, fees of counsel and accountants, and expenses of its liquidation and dissolution contemplated hereunder. The Acquired Fund shall also retain any and all rights that it may have over and against any person that may have accrued up to and including the close of business on the Closing Date.

(b)  Subject to the terms and conditions of this Plan, Style Specific Funds on behalf of the Acquiring Fund shall at the Closing deliver to the Acquired Fund the number of shares of a Class of the Acquiring Fund determined by dividing the net asset value allocable to a share of such Class of the Acquired Fund by the net asset value allocable to a share of the corresponding Class of the Acquiring Fund, and multiplying the result thereof by the number of outstanding shares of the applicable Class of the Acquired Fund, as of the close of regular trading on the New York Stock Exchange (the "NYSE") on the Closing Date, all such values to be determined in the manner and as of the time set forth in Section 2 hereof; and assume all of the Acquired Fund's liabilities, if any, as set forth in this Section 1(b). Except as otherwise provided herein, Acquiring Fund will assume from the Acquired Fund all debts, liabilities, obligations and duties of the Acquired Fund of whatever kind or nature, whether absolute, accrued, contingent or otherwise, whether or not determinable as of the Closing Date and whether or not specifically referred to in this Plan; provided, however, that SP Mutual Funds agrees to utilize its best efforts to cause the Acquired Fund to discharge all of the known debts, liabilities, obligations and duties of the Acquired Fund prior to the Closing Date.

(c)  As soon after the Closing Date as is conveniently practicable, but in any event within 30 days of the Closing Date, the Acquired Fund shall distribute pro rata to its shareholders of record as of the close of business on the Closing Date, the Acquiring Fund Shares received by the Acquired Fund pursuant to this Section 1, with each Acquired

Fund stockholder receiving shares of the same Class or Classes of the Acquiring Fund as such stockholder holds of the Acquired Fund, and then shall terminate and dissolve in accordance with applicable law. Such liquidation and distribution shall be accomplished by the establishment of accounts on the share records of the Style Specific Funds relating to the Acquiring Fund and noting in such accounts the names of the former Acquired Fund's shareholders, the type and amounts of Acquiring Fund Shares that former Acquired Fund shareholders are due based on their respective holdings of the Acquired Fund as of the close of business on the Closing Date. Fractional Acquiring Fund Shares shall be carried to the third decimal place. The Acquiring Fund shall not issue certificates representing the Acquiring Fund shares in connection with such exchange. All issued and outstanding shares of the Acquired Fund will simultaneously be cancelled on the books of the Acquired Fund.

(d)  Ownership of Acquiring Fund Shares will be shown on the books of Acquiring Fund's transfer agent. Acquiring Fund Shares will be issued in the manner described in Acquiring Fund's then-current prospectus and statement of additional information.

(e)  Any transfer taxes payable upon issuance of Acquiring Fund Shares in exchange for shares of the Acquired Fund in a name other than that of the registered holder of the shares being exchanged on the books of the Acquired Fund as of that time shall be paid by the person to whom such shares are to be issued as a condition to the registration of such transfer.

2.  Valuation.

(a)  The value of the Acquired Fund's Net Assets and liabilities to be transferred to the Acquiring Fund hereunder shall be the net asset value computed as of the close of regular trading on the NYSE on the Closing Date (the "Valuation Time") using the valuation procedures set forth in SP Mutual Funds' Charter and currently effective prospectus and statement of additional information.

(b)  The net asset value of a share of the Acquiring Fund shall be determined to the second decimal point as of the Valuation Time using the valuation procedures set forth in the SP Mutual Funds' Charter and currently effective prospectus and statement of additional information.

(c)  The net asset value of a share of the Acquired Fund shall be determined to the second decimal point as of the Valuation Time using the valuation procedures set forth in the SP Mutual Funds' charter and currently effective prospectus and statement of additional information.

3.  Closing and Closing Date.

The consummation of the transactions contemplated hereby shall take place at the Closing (the "Closing"). The date of the Closing (the "Closing Date") shall be August 15, 2005 or such earlier or later date as determined by the parties hereto. The Closing shall take place at the principal office of Style Specific Funds or such other place as the parties may agree at 5:00 PM. Eastern time on the Closing Date. The SP Mutual Funds on behalf of the Acquired Fund shall have provided for delivery as of the Closing (or as soon thereafter as reasonably practicable) of the Acquired Fund's Net Assets to be transferred to the account of the Acquiring Fund at the Acquiring Fund's Custodian Prudential Mutual Fund Services Inc. Also, the SP Mutual Funds on behalf of the Acquired Fund shall produce at the Closing, or as soon as possible thereafter, a list of names and addresses of the shareholders of record of the Acquired Fund Shares and the number of full and fractional shares owned by each such shareholder, all as of the Valuation Time, certified by its transfer agent or by its President or Vice-President to the best of its or his or her knowledge and belief. The Style Specific Funds on behalf of the Acquiring Fund shall issue and deliver to SP Mutual Funds at the Closing a confirmation evidencing the Acquiring Fund Shares to be credited to the Acquired Fund's account on the Closing Date to the Secretary of the SP Mutual Funds, or shall provide evidence satisfactory to the Acquired Fund that the Acquiring Fund Shares have been registered in an account on the books of the Acquiring Fund in such manner as the SP Mutual Funds on behalf of Acquired Fund may request. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, receipts and other documentation as such other party or its counsel may reasonably request to effect the transactions contemplated by this Plan.

(b)  In the event that immediately prior to the Valuation Time (a) the NYSE or other primary exchange is closed to trading or trading thereon is restricted or (b) trading or the reporting of trading on the NYSE or other primary exchange or elsewhere is disrupted so that accurate appraisal of the value of the Net Assets of the Acquired

Fund and of the net asset value per share of the Acquiring Fund is impracticable, the Closing Date shall be postponed until the first business day after the date when such trading shall have been fully resumed and such reporting shall have been restored.

4.  Representations and Warranties by the SP Mutual Funds on behalf of the Acquired Fund.

The SP Mutual Funds makes the following representations and warranties:

(a)  The Acquired Fund is a series of the SP Mutual Funds, a corporation organized under the laws of the State of Maryland and validly existing under the laws of that jurisdiction and in good standing with the Maryland State Department of Assessments and Taxation (the "SDAT"). The SP Mutual Funds is duly registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company and all of the Acquired Fund Shares sold were sold pursuant to an effective registration statement filed under the Securities Act of 1933, as amended (the "1933 Act").

(b)  The financial statements appearing in the SP Mutual Funds Annual Report to Shareholders for the fiscal year ended October 31, 2004 (copies of which have been furnished to the Style Specific Funds), audited by KPMG LLP, an independent registered public accounting firm, fairly present the financial position of the Acquired Fund as of such date and the results of its operations for the year then ended in conformity with generally accepted accounting principles applied on a consistent basis.

(c)  If available at or prior to the Closing Date, the unaudited financial statements appearing in the SP Mutual Funds Semi-Annual Report to Shareholders for the period ended April 30, 2005 (copies of which have been furnished to the Style Specific Funds), fairly present the financial position of the Acquired Fund as of such date in conformity with generally accepted accounting principles applied on a consistent basis.

(e)  The SP Mutual Funds has the necessary power and authority to conduct the Acquired Fund's business as such business is now being conducted.

(f)  The SP Mutual Funds on behalf of the Acquired Fund is not a party to or obligated under any provision of the SP Mutual Funds' Charter or By-laws, or any contract or any other commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of or performance under this Plan.

(g)  The Acquired Fund does not have any unamortized or unpaid organizational fees or expenses.

(h)  The Acquired Fund has elected to be treated as a regulated investment company (a "RIC") for federal income tax purposes under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and the Acquired Fund has qualified as a RIC for each taxable year since its inception, and will so qualify as of the Closing Date. The consummation of the transactions contemplated by this Plan will not cause the Acquired Fund to fail to satisfy the requirements of Subchapter M of the Code.

(i)  The Acquired Fund, or its agents, (i) holds a valid Form W-8BEN, Certificate of Foreign Status of Beneficial Owner for United States Withholding (or other appropriate series of Form W-8, as the case may be), or Form W-9, Request for Taxpayer Identification Number and Certification, for each Acquired Fund shareholder of record, which Form W-8 or Form W-9 can be associated with reportable payments made by the Acquired Fund to such shareholder, and/or (ii) has otherwise timely instituted the appropriate backup withholding procedures with respect to such shareholder as provided by Section 3406 of the Code and the regulations thereunder.

5.  Representations and Warranties by the Style Specific Funds on behalf of the Acquiring Fund.

The Style Specific Funds makes the following representations and warranties:

(a)  The Acquiring Fund is a series of the Style Specific Funds, a statutory trust formed under the laws of the State of Delaware and validly existing and in good standing under the laws of that jurisdiction. The Style Specific Funds is duly registered under the 1940 Act as an open-end, management investment company and all of the Acquiring Fund Shares sold have been sold pursuant to an effective registration statement filed under the. The Acquiring Fund has been duly established in accordance with the terms of Style Specific Funds' Agreement and Declaration of Trust as a separate series of Style Specific Funds.

(b)  The Style Specific Funds on behalf of the Acquiring Fund is authorized to issue an unlimited number of shares of beneficial interest of Acquiring Fund Shares, each outstanding share of which is duly and validly authorized, issued, and outstanding fully paid, non-assessable, freely transferable and has full voting rights.

(c)  At the Closing, Acquiring Fund Shares will be duly authorized, validly issued, fully paid and non-assessable and, under the Amended and Restated Declaration of Trust and the Delaware Statutory Trust Act, no shareholder of Style Specific Funds will have any pre-emptive right to subscribe therefore or purchase such shares, and will be eligible for offering to the public in those states of the United States and jurisdictions in which the shares of the Acquired Fund are presently eligible for offering to the public, and there are a sufficient number of Acquiring Fund Shares registered under the 1933 Act to permit the transfers contemplated by this Plan to be consummated.

(d)  The financial statements appearing in Style Specific Funds' Annual Report to Shareholders for the fiscal year ended July 31, 2004 (copies of which have been furnished to SP Mutual Funds), audited by KPMG LLP, independent registered public accounting firm, and the (unaudited) financial statements appearing in the Style Specific Funds' Semi-Annual Report to Shareholders for the period ended January 31, 2005 (copies of which have been furnished to SP Mutual Funds), fairly present the financial position of the Acquiring Fund as of such dates and the results of its operations for the periods indicated in conformity with generally accepted accounting principles applied on a consistent basis.

(f)  Since April 30, 2005, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by SP Mutual Funds. For the purposes of this paragraph, a decline in net assets, net asset value per share or a decrease in the number of shares outstanding shall not constitute a material adverse change.

(f)  The Style Specific Funds has the necessary power and authority to conduct the Acquiring Fund's business as such business is now being conducted.

(g)  The Style Specific Funds on behalf of the Acquiring Fund is not a party to or obligated under any provision of the Style Specific Funds' Agreement and Declaration of Trust or By-Laws, or any contract or any other commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of or performance under this Plan.

(h)  The Acquiring Fund has elected to be treated as a RIC for federal income tax purposes under Subchapter M of the Code, and the Acquiring Fund has qualified as a RIC for each taxable year since its inception, and will so qualify as of the Closing Date. The consummation of the transactions contemplated by this Plan will not cause the Acquiring Fund to fail to satisfy the requirements of Subchapter M of the Code.

6.  Representations and Warranties by each Company on behalf its respective Fund.

The Style Specific Funds and SP Mutual Funds make the following representations and warranties about the Total Return Bond Fund and Bond Fund respectively

(a)  The statement of assets and liabilities to be created by each Company for each respective Fund as of the Valuation Time for the purpose of determining the number of Acquiring Fund Shares to be issued pursuant to Section 1 of this Plan will accurately reflect the Net Assets in the case of the Acquired Fund and the net assets in the case of the Acquiring Fund, and outstanding shares, as of such date, in conformity with generally accepted accounting principles applied on a consistent basis.

(b)  At the Closing, the Funds will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to in "(a)" above, free and clear of all liens or encumbrances of any nature whatsoever, except such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto.

(c)  Except as may be disclosed in each Company's current effective prospectus, there is no material suit, judicial action, or legal or administrative proceeding or investigation of or before any court or governmental body pending or threatened against either of the Funds to the best of each Fund's knowledge.

(d)  There are no known actual or proposed deficiency assessments with respect to any taxes payable by either of the Funds.

(e)  The execution, delivery, and performance of this Plan have been duly authorized by all necessary action of each Company's Board of Directors, or Trustees, as applicable, and this Plan constitutes a valid and binding obligation enforceable in accordance with its terms.

(f)  Each Company anticipates that consummation of this Plan will not cause either of the Funds to fail to comply with the requirements of Subchapter M of the Code for Federal income taxation as a RIC at the end of each fiscal year.

(g)  The Style Specific Funds and SP Mutual Funds each have the necessary corporate power and authority to conduct the business of the Total Return Bond Fund and Bond Fund, respectively, as such business is now being conducted.

7.  Intentions of each Company on behalf of its respective Fund.

(a)  The Companies intend to operate each Fund's respective business as presently conducted between the date hereof and the Closing.

(b)  The SP Mutual Funds intends that the Acquired Fund will not acquire the Acquiring Fund Shares for the purpose of making distributions thereof to anyone other than the Acquired Fund's shareholders.

(c)  The SP Mutual Funds on behalf of the Acquired Fund intends, if this Plan is consummated, to liquidate and dissolve the Acquired Fund.

(d)  The Companies intend that, by the Closing, each of the Fund's Federal and other tax returns and reports required by law to be filed on or before such date shall have been filed, and all Federal and other taxes shown as due on said returns shall have either been paid or adequate liability reserves shall have been provided for the payment of such taxes.

(e)  At the Closing, the SP Mutual Funds on behalf of the Acquired Fund intends to have available a copy of the shareholder ledger accounts, certified by the SP Mutual Funds' transfer agent or its President or a Vice-President to the best of its or his or her knowledge and belief, for all the shareholders of record of Acquired Fund Shares as of the Valuation Time who are to become shareholders of the Acquiring Fund as a result of the transfer of assets that is the subject of this Plan.

(f)  The SP Mutual Funds intends to mail to each shareholder of record of the Acquired Fund entitled to vote at the meeting of its shareholders at which action on this Plan is to be considered, in sufficient time to comply with requirements as to notice thereof, a Combined Proxy Statement and Prospectus that complies in all material respects with the applicable provisions of Section 14(a) of the Securities Exchange Act of 1934, as amended, and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

(g)  The Style Specific Funds intends to file with the U.S. Securities and Exchange Commission a registration statement on Form N-14 under the 1933 Act relating to the Acquiring Fund Shares issuable hereunder ("Registration Statements"), and will use its best efforts to provide that the Registration Statement becomes effective as promptly as practicable. At the time the Registration Statement becomes effective, it will: (i) comply in all material respects with the applicable provisions of the 1933 Act, and the rules and regulations promulgated thereunder; and (ii) not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. At the time the Registration Statement becomes effective, at the time of the shareholders' meeting of the Acquired Fund, and at the Closing Date, the prospectus and statement of additional information included in the Registration Statement will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(h)  SP Mutual Funds intends to call a meeting of the shareholders of the Acquired Fund to consider and act upon this Plan and to use all reasonable efforts to obtain approval of the transactions contemplated hereby (including the determinations of its Board of Directors as set forth in Rule 17a-8(a) under the 1940 Act).

(i)  SP Mutual Funds intends that it will, from time to time, as and when requested by Style Specific Funds, execute and deliver or cause to be executed and delivered, all such assignments and other instruments, and will take or cause to be taken such further action, as Style Specific Funds may deem necessary or desirable in order to vest in and confirm to Acquiring Fund title to and possession of all the Net Assets to be sold, assigned, transferred and delivered hereunder and otherwise to carry out the intent and purpose of this Plan.

(j)  SP Mutual Funds intends to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act (including the determinations of its Board of Trustees as set forth in Rule 17a-8(a) thereunder) and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

(k)  SP Mutual Funds intends that it will, from time to time, as and when requested by SP Mutual Funds, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action, as SP Mutual Funds may deem necessary or desirable in order to (i) vest in and confirm to Acquired Fund title to and possession of all the Acquiring Fund Shares to be transferred to the shareholders of the Acquired Fund pursuant to this Plan; (ii) assume all of the liabilities of the Acquired Fund in accordance with this Plan; and (iii) otherwise to carry out the intent and purpose of this Plan.

8.  Conditions Precedent to be Fulfilled by the Companies on behalf of the Funds.

The consummation of the Plan with respect to the Acquiring Fund and the Acquired Fund shall be subject to the following conditions:

(a)  That: (i) all the representations and warranties contained herein concerning the Funds shall be true and correct as of the Closing with the same effect as though made as of and at such date; (ii) performance of all obligations required by this Plan to be performed by the Companies on behalf of the Funds shall occur prior to the Closing; and (iii) the Companies shall execute a certificate signed by the President or a Vice President and by the Secretary or equivalent officer to the foregoing effect.

(b)  That the form of this Plan shall have been adopted and approved by the appropriate action of the Board of Directors/Trustees of the SP Mutual Funds and Style Specific Funds on behalf of the Bond Fund and Total Return Bond Fund, respectively.

(c)  That the SEC shall not have issued an unfavorable management report under Section 25(b) of the 1940 Act or instituted or threatened to institute any proceeding seeking to enjoin consummation of the Plan under Section 25(c) of the 1940 Act. And, further, no other legal, administrative or other proceeding shall have been instituted or threatened that would materially and adversely affect the financial condition of a Fund or would prohibit the transactions contemplated hereby.

(d)  That the Plan contemplated hereby shall have been adopted and approved by the appropriate action of the shareholders of the Acquired Fund at an annual or special meeting or any adjournment thereof.

(e)  That a distribution or distributions shall have been declared for each Fund, prior to the Closing Date that, together with all previous distributions, shall have the effect of distributing to shareholders of each Fund (i) all of its ordinary income and all of its capital gain net income, if any, for the period from the close of its last fiscal year to the Valuation Time and (ii) any undistributed ordinary income and capital gain net income from any prior period. Capital gain net income has the meaning assigned to such term by Section 1222(9) of the Code.

(f)  SP Mutual Funds shall have received on the Closing Date a favorable opinion from (i) Morris, Nichols, Arsht & Tunnell special Delaware counsel to SP Style Specific Funds, with respect to items in this section that relate to matters of Delaware law, and (ii) Shearman & Sterling LLP, counsel to Acquiring Fund, with respect to certain other items in this section, each dated as of the Closing Date, to the effect that:

(1)  SP Style Specific Funds is a statutory trust duly formed and validly existing in good standing under the laws of the State of Delaware with requisite statutory trust power under its Agreement and Declaration of Trust, to the knowledge of such counsel, to own all of its properties and assets and to carry on its business as described in its current prospectus, and the Acquiring Fund has been duly established in accordance with the terms of SP Style Specific Funds' Agreement and Declaration of Trust as a separate series of SP Style Specific Funds;

(2)  This Plan has been duly authorized and executed by SP Style Specific Funds, on behalf of the Acquiring Fund and, when delivered, assuming due authorization, execution and delivery of the Plan by SP Mutual Funds on behalf of the Acquired Fund, is and constitutes a valid and legally binding obligation of SP Style Specific Funds and the Acquiring Fund, enforceable against the assets of the Acquiring Fund in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles, provided that such counsel may state that they express no opinion as to the validity or enforceability of any provision regarding choice of Delaware law to govern this Plan;

(3)  The Acquiring Fund Shares to be issued and distributed to the shareholders of the Acquired Fund under this Plan are duly authorized, and upon delivery against transfer of the Acquired Fund's Net Assets, will be validly issued and fully paid and non-assessable, and, under the Agreement and Declaration of Trust and the Delaware Statutory Trust Act, no shareholder of the Acquiring Fund has any pre-emptive right to subscribe therefor or purchase such shares;

(4)  The execution and delivery of the Plan did not and the performance of this Plan by SP Style Specific Funds of its obligations hereunder will not violate any provision of SP Style Specific Funds' Agreement and Declaration of Trust or By-laws, or result in a breach of (a) the Management Agreement, (b) the Custodian Contract, (c) the Distribution Agreement, and (d) the Transfer Agency and Service Agreement, each as defined in SP Style Specific Funds' currently effective registration statement, except where such violation, default or breach would not have a material adverse effect on the Acquiring Fund;

(5)  To the knowledge of such counsel, no consent, approval, authorization, filing or order of any governmental authority is required for the consummation by SP Style Specific Funds of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state Blue Sky or securities laws as to which such counsel may state that they express no opinion;

(6)  SP Style Specific Funds has been registered with the SEC as an investment company, and, to the knowledge of such counsel, no order has been issued or proceeding instituted to suspend such registration.

(7)  Such counsel knows of no litigation or government proceeding instituted or threatened against SP Style Specific Funds Funds, involving Acquiring Fund, that would be required to be disclosed in its registration statement on Form N-1A and is not so disclosed.

In giving the opinions set forth above, counsel may state that it is relying on certificates of the officers of SP Style Specific Funds with regard to matters of fact, and certain certifications and written statements of governmental officials with respect to the good standing of SP Style Specific Funds Funds.

(g)  SP Style Specific Funds shall have received on the Closing Date a favorable opinion from (i) DLA Piper Rudnick Gray Cary US LLP, special Maryland counsel to SP Mutual Funds, with respect to items in this section that relate to matters of Maryland law, and (ii) Shearman & Sterling LLP, counsel to Acquired Fund, with respect to certain other items in this section, each dated as of the Closing Date, to the effect that:

(1)  SP Mutual Funds is a corporation duly incorporated, validly existing and in good standing with the SDAT with requisite corporate power under its Charter to the knowledge of such counsel, to own all of its properties and assets and to carry on its business as described in its current prospectus, and the Acquired Fund has been duly established in accordance with the terms of the Maryland General Corporation Law and SP Mutual Funds' Charter as a separate series of the capital stock of of SP Mutual Funds;

(2)  This Plan has been duly authorized, executed and, to the knowledge of such counsel, delivered by SP Mutual Funds on behalf of the Acquired Fund and, assuming due authorization, execution and delivery of the Plan by SP Style Specific Funds, on behalf of the Acquiring Fund, is and constitutes a valid and legally binding obligation of SP Mutual Funds, on behalf of the Acquired Fund, enforceable against SP Mutual Funds, in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles, provided that such counsel may state that they express no opinion as to the validity or enforceability of any provision regarding choice of Delaware law to govern this Plan;

(3)  All corporate actions required to be taken by SP Mutual Funds and the Acquired Fund to authorize and effect the Plan contemplated hereby have been duly authorized by all necessary corporate action on the part of SP Mutual Funds and the Acquired Fund;

(4)  The execution and delivery of the Plan by SP Mutual Funds did not and the performance of this Plan by SP Mutual Funds of its obligations hereunder will not, violate any provision of SP Mutual Funds' Charter or By-Laws, or result in a default or breach of (a) the Management Agreement, (b) the Custodian Contract, (c) the Distribution Agreement, and (d) the Transfer Agency and Service Agreement, each as defined in SP Mutual Funds currently effective registration statement, except where such violation, default or breach would not have a material adverse effect on the Acquired Fund;

(5)  To the knowledge of such counsel, no consent, approval, authorization, filing or order of any court or governmental authority is required for the consummation by SP Mutual Funds of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may he required under state Blue Sky or securities laws as to which such counsel may state that they express no opinion;

(6)  Such counsel knows of no litigation or government proceeding instituted or threatened against SP Mutual Funds, involving Acquired Fund, that would be required to be disclosed in its registration statement on Form N-1A and is not so disclosed:

(7)  SP Mutual Funds has been registered with the SEC as an investment company, and, to the knowledge of such counsel, no order has been issued or proceeding instituted to suspend such registration.

In giving the opinions set forth above, counsel may state that it is relying on certificates of the officers of SP Mutual Funds with regard to matters of fact, and certain certifications and written statements of governmental officials with respect to the good standing of SP Mutual Funds.

(h)  SP Mutual Funds shall have received on the Closing Date an opinion in form and substance satisfactory to it from (i) Morris, Nichols, Arsht & Tunnell, special Delaware counsel to Style Specific Funds, with respect to items in this section that relates to matters of Delaware law and (ii) Shearman & Sterling LLP, counsel to Acquiring Fund, to the effect that, subject in all respects to the effects of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and other laws now or hereafter affecting generally the enforcement of creditors' rights:

(1)  Acquiring Fund Shares to be issued pursuant to the terms of this Plan have been duly authorized and, when issued and delivered as provided in this Plan, will have been validly issued and fully paid and will be non-assessable by the Style Specific Funds, on behalf of the Acquiring Fund;

(2)  All actions required to be taken by each Company and/or its respective Fund to authorize and effect the Plan contemplated hereby have been duly authorized by all necessary action on the part of the Companies and the Funds;

(3)  Neither the execution, delivery nor performance of this Plan by the Companies violates any provision of either Company's Amended and Restated Charter, Agreement and Declaration of Trust or By-Laws, as applicable, or the provisions of any agreement or other instrument known to such counsel to which either Company is a party or by which the Funds are otherwise bound; this Plan is the legal, valid and binding obligation of either Company and each Fund and is enforceable against the Companies and/or each Fund in accordance with its terms; and

(4)  Style Specific Fund's registration statement, of which the prospectus dated November 22, 2004 relating to Total Return Bond Fund (the "Prospectus") is a part, is, at the time of the signing of this Plan, effective under the 1933 Act, and, to the best knowledge of such counsel, no stop order suspending the effectiveness of such registration statement has been issued, and no proceedings for such purpose have been instituted or are pending before or threatened by the U.S. Securities and Exchange Commission under the 1933 Act, and nothing has come to counsel's attention that causes it to believe that, at the time the Prospectus became effective, or at the time of the signing of this Plan, or at the Closing, such Prospectus (except for the financial statements and other financial and statistical data included therein, as to which counsel need not express an opinion), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and such counsel knows of no legal or government proceedings required to be described in the Prospectus, or of any contract or document of a character required to be described in the Prospectus that is not described as required.

In giving the opinions set forth above, counsel may state that it is relying on certificates of the officers of the Companies with regard to matters of fact, and certain certifications and written statements of governmental officials with respect to the good standing of the Funds.

(i)  SP Mutual Funds and Style Specific Funds shall have received with respect to the Acquired Fund on or before the Closing Date, an opinion of Shearman & Sterling LLP, in form and substance satisfactory to SP Mutual Funds and Style Specific Funds, substantially to the effect that, for federal income tax purposes,

(1)  the transfer of the assets of the Acquired Fund in exchange solely for the Acquiring Fund Shares and the assumption by Acquiring Fund of the liabilities of the Acquired Fund, if any, as provided for in the Plan, will constitute a "reorganization" within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund each will be deemed to be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

(2)  in accordance with Section 361(a) of the Code, no gain or loss will be recognized by the Acquired Fund under Section 361(c)(1) of the Code as a result of the transfer of its assets solely in exchange for Acquiring Fund, if any, Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund or on the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund, as provided for in the Plan;

(3)  under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund on the receipt of the assets of the Acquired Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund, if any, as provided for in the Plan;

(4)  in accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized by the shareholders of the Acquired Fund on the receipt of Acquiring Fund Shares in exchange for their shares of the Acquired Fund;

(5)  in accordance with Section 362(b) of the Code, the tax basis of the Acquiring Fund in the assets of the Acquired Fund will be the same as the tax basis of such assets in the hands of the Acquired Fund immediately prior to the consummation of the transactions contemplated by the Plan;

(6)  in accordance with Section 358 of the Code, immediately after the consummation of the transactions contemplated by the Plan, the tax basis of the Acquiring Fund Shares received by the shareholders of the Acquired Fund will be equal, in the aggregate, to the tax basis of their shares of the Acquired Fund surrendered in exchange therefor;

(7)  in accordance with Section 1223 of the Code, the holding period for the Acquiring Fund Shares received by the shareholders of the Acquired Fund will be determined by including the period for which such shareholder held their shares of the Acquired Fund exchanged therefor; provided, that the shares of the Acquired Fund Shares were held as capital assets for federal income tax purposes;

(8)  in accordance with Section 1223 of the Code, the holding period of the Acquiring Fund with respect to the assets of the Acquired Fund acquired by it in accordance with the Plan will include the period for which such assets were held by the Acquired Fund; and

(9)  pursuant to Section 381(a) of the Code and regulations thereunder, the Acquiring Fund will succeed to and take into account certain tax attributes of the Acquired Fund, such as earnings and profits and method of tax accounting.

In giving the opinions set forth above, counsel may state that it is relying on certificates of the officers of SP Mutual Funds and Style Specific Funds with regard to certain matters.

(j)  That the Acquiring Fund Shares to be delivered hereunder shall be eligible for sale by the Acquiring Fund with each state commission or agency with which such eligibility is required in order to permit the Acquiring Fund Shares lawfully to be delivered to each shareholder of the Acquired Fund.

9.  Expenses.

(a)  Each Company represents and warrants that there are no broker or finders' fees payable by it in connection with the transactions provided for herein.

(b)  The expenses of entering into and carrying out the provisions of this Plan shall be borne pro rata by the Funds.

10.  Termination; Postponement; Waiver; Order.

(a)  Anything contained in this Plan to the contrary notwithstanding, this Plan may be terminated and abandoned at any time (whether before or after approval thereof by the shareholders of the Acquired Fund) prior to the Closing or the Closing may be postponed by either Company on behalf of a Fund by resolution of the Board of Directors/Trustees, if circumstances develop that, in the opinion of the Board, or the Trustees, as applicable, make proceeding with the Plan inadvisable.

(b)  If the transactions contemplated by this Plan have not been consummated by May 16, 2006, the Plan shall automatically terminate on that date, unless a later date is agreed to by the Companies on behalf of the Funds.

(c)  In the event of termination of this Plan pursuant to the provisions hereof, the same shall become void and have no further effect with respect to the Acquiring Fund or Acquired Fund, and neither the Companies, the Acquiring Fund nor the Acquired Fund, nor the directors, officers, agents or shareholders shall have any liability in respect of this Plan.

(d)  At any time prior to the Closing, any of the terms or conditions of this Plan may be waived by the party who is entitled to the benefit thereof by action taken by a Company's Board of Directors/Trustees if, in the judgment of such Board of Directors/Trustees, such action or waiver will not have a material adverse affect on the benefits intended under this Plan to its shareholders, on behalf of whom such action is taken.

(e)  The respective representations and warranties contained in Sections 4 to 6 hereof shall expire with and be terminated by the Plan of Reorganization, and neither Company nor any of its officers, directors, trustees, agents or shareholders nor the Funds nor any of their shareholders shall have any liability with respect to such representations or warranties after the Closing. This provision shall not protect any officer, director, trustee, agent or shareholder of any of the Funds or Companies against any liability to the entity for which that officer, director, trustee, agent or shareholder so acts or to any of the Company's shareholders to which that officer, director, trustee, agent or shareholder would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties in the conduct of such office.

(f)  If any order or orders of the SEC with respect to this Plan shall be issued prior to the Closing and shall impose any terms or conditions that are determined by action of the Board of Directors of the SP Mutual Funds on behalf of the Bond Fund to be acceptable, such terms and conditions shall be binding as if a part of this Plan without further vote or approval of the shareholders of the Acquired Fund, unless such terms and conditions shall result in a change in the method of computing the number of Acquiring Fund Shares to be issued to the Acquired Fund in which event, unless such terms and conditions shall have been included in the proxy solicitation material furnished to the shareholders of the Acquired Fund prior to the meeting at which the transactions contemplated by this Plan shall have been approved, this Plan shall not be consummated and shall terminate unless the SP Mutual Funds on behalf of the Acquired Fund shall promptly call a special meeting of shareholders at which such conditions so imposed shall be submitted for approval.

11.  Agreement an Obligation Only of the Funds, and Enforceable Only Against Assets of the Funds.

Each Company acknowledges that it must look, and agrees that it shall look, solely to the assets of the Funds for the enforcement of any claims arising out of or based on the obligations of the Companies or Funds hereunder, and in particular that none of the assets of the Companies other than the portfolio assets of the Funds may be resorted to for the enforcement of any claim based on the obligations of the Funds hereunder.

12.  Entire Plan and Amendments.

This Plan embodies the entire plan of the Companies on behalf of the Funds and there are no agreements, understandings, restrictions, or warranties between the parties other than those set forth herein or herein provided for. This Plan may be amended only by either Company on behalf of a Fund in writing. Neither this Plan nor any interest herein may be assigned without the prior written consent of each Company on behalf of the Fund corresponding to the Fund making the assignment.

13.  Notices.

Any notice, report, or demand required or permitted by any provision of this Plan shall be in writing and shall be deemed to have been given if delivered or mailed, first class postage prepaid, addressed to the SP Mutual Funds at One Corporate Drive, P.O. Box 883, Shelton, CT 06484, Attention: Secretary.

14.  Governing Law.

This Plan shall be governed by and carried out in accordance with the laws of the State of Delaware.

IN WITNESS WHEREOF, Strategic Partners Mutual Funds, Inc., on behalf Strategic Partners Bond Fund, and Strategic Partners Style Specific Funds on behalf of Strategic Partners Total Return Bond Fund have executed this Plan by their duly authorized officers, all as of the date and year first-above written.

STRATEGIC PARTNERS MUTUAL FUNDS, INC. on behalf of Strategic Partners Bond Fund
Attest:	By:
(Deborah A. Docs, Secretary)	Robert F. Gunia
Title: Vice President

STRATEGIC PARTNERS STYLE SPECIFIC FUNDS on behalf of Strategic Partners Total Return Bond Fund
Attest:	By:
(Deborah A. Docs, Secretary)	Robert F. Gunia
Title: Vice President

Exhibit B

PROSPECTUS DATED NOVEMBER 22, 2004

The Prospectus for the Strategic Partners Total Return Bond Fund of the Strategic Partners Style Specific Funds dated November 22, 2004, is incorporated by reference into this Prospectus/Proxy Statement and will be included in the proxy solicitation mailing to shareholders.

B-1

Exhibit C

ANNUAL REPORT DATED JULY 31, 2004

Strategic Partners Style Specific Funds' Annual Report to Shareholders for the fiscal year ended on July 31, 2004, is incorporated by reference into this Prospectus/Proxy Statement and will be included in the proxy solicitation mailing to shareholders.

C-1

Exhibit D

SEMI-ANNUAL REPORT DATED JANUARY 31, 2005

The Semi-Annual Report to Shareholders for Strategic Partners Style Specific Funds, Inc. dated January 31, 2005 is incorporated by reference into this Prospectus/Proxy Statement and will be included in the proxy solicitation mailing to shareholders.

D-1

PROSPECTUS/PROXY STATEMENT
TABLE OF CONTENTS

Cover Page

2	Summary

2	The Proposal

2	Shareholder Voting

2	Comparisons of Important Features of the Funds

2	The Investment Objective and Strategies of the Funds

3	Other Non-Fundamental Investment Policies of the Funds

4	Fundamental Investment Restrictions of the Funds

4	Risks of Investing in the Funds

5	Federal Income Tax Considerations

5	Forms of Organization

9	Management of the Companies and the Funds

14	Distribution Plan

14	Valuation

16	Purchases, Redemptions, Exchanges and Distributions

17	Fees and Expenses

21	Expense Examples

23	Performance

25	Reasons for the Transaction

26	Information about the Transaction

26	Closing of the Transaction

26	Expenses of the Transaction

27	Tax Consequences of the Transaction

27	Characteristics of the Total Return Bond Fund Shares

29	Capitalizations of the Funds and Capitalization after the Transaction

30	Voting Information

30	Required Vote

31	How to Vote

31	Solicitation of Voting Instructions

31	Principal Holders of Shares

32	Additional Information about SP Mutual Funds, Style Specific Funds and the Funds

32	Miscellaneous

32	Legal Matters

32	Independent Registered Public Accounting Firm

32	Notice to Banks, Broker-Dealers and Voting Trustees and Their Nominees

33	Shareholder Proposals

33	Exhibits to Prospectus/Proxy Statement

A-1	Exhibit A – Plan of Reorganization (attached)

B-1	Exhibit B – Prospectus for the Strategic Partners Total Return Bond Fund dated November 22, 2004 (enclosed)

C-1	Exhibit C – Strategic Partners Style Specific Funds Annual Report to Shareholders for fiscal year ended July 31, 2004 (enclosed)

D-1	Exhibit D – Strategic Partners Style Specific Funds Semi-Annual Report to Shareholders dated January 31, 2005 (enclosed)

STATEMENT OF ADDITIONAL INFORMATION

FOR

STRATEGIC PARTNERS STYLE SPECIFIC FUNDS

Dated May 6, 2005

Acquisition of the Assets of
the Strategic Partners Bond Fund,
a series of Strategic Partners Mutual Funds, Inc.

By and in exchange for shares of the
the Strategic Partners Total Return Bond Fund,
a series of Strategic Partners Style Specific Funds

This Statement of Additional Information (SAI) relates specifically to the proposed delivery of substantially all of the assets (the Transaction) of the Strategic Partners Bond Fund (Bond Fund) for shares of the Strategic Partners Total Return Bond Fund (Total Return Bond Fund).  The Bond Fund is a series of Strategic Partners Mutual Funds, Inc. (SPMF) and Total Return Bond Fund is a series of Strategic Partners Style Specific Funds (Style Specific).  This SAI is incorporated by reference into the Proxy Statement (defined below).

This SAI consists of this Cover Page, Style Specific’s Statement of Additional Information dated November 22, 2004 (which is incorporated herein by reference) and the pro forma financial statements for Bond Fund and Total Return Bond Fund after giving effect to the proposed Transaction.

This SAI is not a Prospectus; you should read this SAI in conjunction with the Prospectus/Proxy Statement dated May 6, 2005 (the Proxy Statement), relating to the above-referenced transaction.  You can request a copy of the Proxy Statement by calling 1-800-752-6342 or by writing to Style Specific at Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102-4077.

The Securities and Exchange Commission (SEC) maintains a web site (http://www.sec.gov) that contains the prospectus and statement of additional information of SPMF and Style Specific, other materials incorporated by reference herein, and other information regarding the Funds, Style Specific and SPMF.

TABLE OF CONTENTS

S-2	Attachment to SAI

F-1	Pro Forma Financial Statements for the Transaction (unaudited)

F-2	Pro Forma Statement of Investments for the Transaction (unaudited)

F-12	Pro Forma Schedule of Assets and Liabilities for the Transaction (unaudited)

F-13	Pro Forma Statement of Operations for the Transaction (unaudited)

F-15	Notes to Pro Forma Financial Statements for the Transaction (unaudited)

ATTACHMENT TO SAI

Style Specific’s Statement of Additional Information (SAI) dated November 22, 2004, is incorporated herein by reference to the electronic filings with the SEC of Style Specific’s SAI dated November 22, 2004 on Form N-1A under Rule 485(b) part of this SAI and will be provided to all shareholders requesting this SAI.

S-2

PRO FORMA FINANCIAL STATEMENTS FOR THE TRANSACTION (UNAUDITED)

The following tables set forth the unaudited pro forma Statement of Investments as of January 31, 2005, unaudited pro forma Statement of Assets and Liabilities as of January 31, 2005 and the unaudited pro forma Statement of Operations as of January 31, 2005 for Strategic Partners Bond Fund and Strategic Partners Total Return Bond Fund, as adjusted, giving effect to the Transaction.

PRO FORMA STATEMENT OF INVESTMENTS FOR THE TRANSACTION

AS OF January 31, 2005 (unaudited)

	Principal Amount / Par (000)					Value (Note 1)
Moody’s Rating	Strategic Partners Bond Fund	Strategic Partners Total Return Bond Fund	Pro-forma adjustments	Pro-Forma Combined Strategic Partners Total Return Bond Fund	Description	Strategic Partners Bond Fund	Strategic Partners Total Return Bond Fund	Pro-forma adjustments	Pro-forma Combined Strategic Partners Total Return Bond Fund
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)		(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
					LONG-TERM INVESTMENTS

					CORPORATE BONDS
					Airlines
					United Air Lines,
Caa2		$300		$300	9.21%, 1/21/17 (b)		$135,270		$135,270.00

					Automobiles & Trucks
					DaimlerChrysler NA Holding Corp., Gtd. Notes
A3	$2,200			2,200	2.64%, 02/17/05 (c)	$2,201,327			2,201,327

					Financial - Bank & Trust
					Bank of America Corp., Sr. Notes
Aa2	4,000			4,000	2.814%, 02/28/05 (c)	4,003,683			4,003,683

					Financial Services
					Ford Motor Credit Corp.,
A3		500		500	6.75%, 5/15/05		504,760		504,760
A3	1,100	100		1,200	6.875%, 2/1/06	1,128,399	102,557		1,230,956
A3		900		900	7.50%, 3/15/05		904,272		904,272
A3	300			300	7.60%, 08/01/05	305,764			305,764
					General Electric Capital Corp.
Aaa		JPY 70,000		70,000	0.10%, 12/20/05		676,508		676,508
Aaa		JPY 77,000		77,000	1.40%, 11/2/06		759,774		759,774
					General Motors Acceptance Corp.,
Baa1		$1,400		1,400	3.58%, 4/13/06		1,395,166		1,395,166
A3		1,000		1,000	6.875%, 9/15/11		1,004,167		1,004,167
Baa1	600			600	7.50%, 07/15/05	610,045			610,045
					General Motors Nova Scotia Finance Co.,
Baa1		1,000		1,000	6.85%, 10/15/08		1,017,907		1,017,907
					Quest Capital Funding, Inc.,
Caa2		200		200	7.00%, 8/3/09		192,500		192,500
Caa2		200		200	7.25%, 2/15/11		192,000		192,000
					HSBC Bank, F.R.N.
AA2		500		500	2.59% 9/21/07		500,173		500,173
					Pemex Project Funding Master Trust, Gtd. Notes
Baa1	300			300	7.375%, 12/15/14	336,000			336,000
					Phoenix Quake Ltd., Notes
					4.47%, 07/03/08 144A(cost $700,000;
Baa3	700			700	purchased 06/18/03)(g) (c)	724,241			724,241
					Qwest Capital Funding Corp., Gtd. Notes
Caa2	717			717	7.25%, 02/15/11	691,905			691,905

					Household Products
					Clorox Co., F.R.N.
A3		500		500	2.54% 12/14/07		499,810		499,810

					Insurance
					Residential Reinsurance Ltd., Sec’d. Notes
					7.35%, 06/08/06 144A(cost $3,000,000;
Ba2	3,000			3,000	purchased 05/22/03)(g) (c)	2,925,914			2,925,914

				Oil & Gas
				El Paso Corp., M.T.N.,
Caa1	2,700	700	3,400	7.75%, 1/15/32	2,639,250	680,750	3,320,000

				Telecommunications
				AT&T Corp.,
Ba1		250	250	9.05%, 11/15/11		290,000	290,000
				SBC Communications, Inc.
A2		1,100	1,100	4.206%, 6/5/21		1,104,675	1,104,675
				Sprint Capital Corp., Gtd. Notes
Baa3	800		800	6.125%, 11/15/08	853,552		853,552

				Utilities
				Pacific Gas & Electric Co.
Baa2		288	288	3.26%, 4/3/06		288,285	288,285
				TXU Energy Co. LLC, F.R.N.
Baa2		147	147	2.38%, 1/17/06		147,384	147,384

				ASSET-BACKED SECURITIES
				Ace Securities Corp., Ser. 2004-OP1 A2A, F.R.N.
Aaa		574	574	2.53%, 4/25/34		574,474	574,474
				Amortizing Residential Collateral Trust, Ser. 2000-BC3, Class A2, F.R.N.,
Aaa		11	11	2.79%, 9/25/30		10,672	10,672
				Bank of America Mortgage Securities, Ser. 2004-2, Class 5A1,
Aaa		145	145	6.50%, 10/25/31		146,366	146,366
				Bear Stearns Adjustable Rate Mortgage Trust, Ser. 2002-11, Class A1, F.R.N.,
Aaa		302	302	5.6353%, 2/25/33		301,148	301,148
				CS First Boston Mortgage Securities, Ser. 2002-HE16 A2, F.R.N.
Aaa		406	406	2.86%, 10/25/32		407,162	407,162
				Honda Auto receivables Owner Trust, Ser.2004-3 A1
NR		308	308	2.09%, 11/18/05		307,931	307,931
				Indymac Adjustable Rate Mortgage Trust, Ser. 2001-H2, Class A1, F.R.N.
Aaa		26	26	3.87%, 1/25/32		25,883	25,883
				Master Asset Securitization Trust, Ser. 2003-7, Class 1A1,
AAA (d)		788	788	5.50%, 9/25/33		795,526	795,526
				Quest Trust, Series 2004-X2, Class A1,
NR		330	330	3.09%, 6/25/34		330,785	330,785
				Residential Funding Mortgage Securities Corp.,
				Ser. 2003-S9, Class A1,
AAA		281	281	6.50%, 3/25/32		287,699	287,699
				Washington Mutual Mortgage Loan Trust,
				Ser. 2003-AR1, Class 2A,
Aaa		103	103	5.42%, 2/25/33		103,515	103,515
				Washington Mutual Mortgage Loan Trust,
				Ser. 2003-R1 A1, F.R.N.
Aaa		1,954	1,954	2.80%, 12/25/27		1,951,860	1,951,860
				Ace Securities Corp., Series 2002-HE1 Class A
Aaa	47		47	2.87%, 06/25/32 (c)	46,583		46,583
				Brazos Student Loan Finance Corp., Series 1998-A Class A2
Aaa	1,810		1,810	2.80%, 06/01/23 (c)	1,828,352		1,828,352
				CDC Mortgage Capital Trust, Series 2002-HE2 Class A
Aaa	244		244	2.82%, 01/25/33 (c)	243,786		243,786
				Conseco Finance Trust, Series 2000-C Class A
Aaa	459		459	2.773%, 12/15/29 (c)	458,828		458,828

				Household Mortgage Loan Trust, Series 2002-HC1 Class A
Aaa	221		221	2.71%, 05/20/32 (c)	221,879		221,879
				Irwin Home Equity, Series 2002-1 Class 2A1
Aaa	84		84	2.82%, 06/25/29 (c)	84,294		84,294

				COLLATERIZED MORTGAGE OBLIGATION

				Bear Stearns Trust, Series 2002-9 Class 2A
Aaa	107		107	5.272%, 10/25/32 [ARM] (c)	107,340		107,340
				CS First Boston Mortgage Securities Corp.,
				Series 2002-AR8 Class 2A
Aaa	49		49	6.095%, 04/25/32 (c)	49,492		49,492
				Freddie Mac, Series 1628 Class LZ
Aaa	308		308	6.50%, 12/15/23	326,947		326,947
				Freddie Mac, Series 1935 Class JZ
Aaa	1,323		1,323	7.00%, 02/15/27	1,376,786		1,376,786
				Freddie Mac, Series 2241 Class PH
Aaa	843		843	7.50%, 07/15/30	876,264		876,264
				Freddie Mac, Series 2504 Class L
Aaa	5		5	5.50%, 03/15/15	4,570		4,570
				Government National Mortgage Assoc.,
				Series 2001-16 Class Z
Aaa	5,872		5,872	6.75%, 10/16/40	6,622,872		6,622,872
				Prime Mortgage Trust, Series 2004-CL1
				Class 1A2
AAA (d)	495		495	2.93%, 02/25/34 (c)	495,496		495,496
				Prime Mortgage Trust, Series 2004-CL1
				Class 2A2
AAA (d)	149		149	2.93%, 02/25/05 (c)	149,365		149,365
				Regal Trust IV, Series 1999-1 Class A
				3.431%, 09/29/31 144A(cost $2,435,944;
AAA (d)	2,421		2,421	purchased 10/26/01)(g) (c)	2,383,418		2,383,418
				Sequoia Mortgage Trust, Series 8 Class 2A
Aaa	1,545		1,545	2.71%, 08/20/32 (c)	1,542,650		1,542,650
				Structured Asset Mortgage Investments, Inc.,
				Series 2002-AR3 Class A1
Aaa	756		756	2.74%, 02/19/05 (c)	756,786		756,786
				Structured Asset Securities Corp., Series
				2002-13 Class 3A1
Aaa	513		513	2.98%, 06/25/17 (c)	514,213		514,213
				Structured Asset Securities Corp., Series
				2002-14A Class 2A1
Aaa	148		148	6.15%, 07/25/32	148,488		148,488
				Structured Asset Securities Corp., Series
				2002-1A Class 4A
Aaa	71		71	6.093%, 02/25/32 (c)	72,367		72,367
				Torrens Trust, Series 2000-1GA Class A
Aaa	376		376	2.663%, 07/15/31 144A (c)	376,092		376,092
				United Mortgage Securities Corp., Series
				1993-1 Class AA
Aaa	344		344	4.084%, 09/25/33 (c)	344,266		344,266
				Washington Mutual, Series 2002-AR11
				Class A1
Aaa	533		533	5.145%, 10/25/32 (c)	539,261		539,261

				MUNICIPAL SECURITIES
				Adams County, Penn., (a)
Aaa		1,000	1,000	4.75%, 11/15/28		1,021,450	1,021,450
				Chicago, M.B.I.A., Ser. A (a)
Aaa		500	500	5.00%, 1/1/41		512,895	512,895
				Georgia St. Road & Thrwy. Auth. Rev., (k)
Aaa		400	400	5.00%, 3/1/21		428,508	428,508
				Golden St. Tobacco Securitization, California
				Tobacco Securitization Rev.,
Baa2		1,100	1,100	6.25%, 6/1/33		1,105,588	1,105,588
Baa2		500	500	6.375%, 6/1/32		498,995	498,995
Baa2		300	300	6.75%, 6/1/39		306,285	306,285

				Houston Independant School Dist.,
Aaa		300	300	4.75%, 2/15/26		304,170	304,170
				South Center Connecticut, Regional Water Authority,
AAA		715	715	5.00%, 8/1/26		761,711	761,711
				Tobacco Settlement Funding Corp. Revenue Bonds
Baa2	900		900	4.375%, 06/01/19	899,127		899,127
Baa2	1,200		1,200	6.125%, 06/01/42	1,145,052		1,145,052

				U.S. GOVERNMENT AGENCY MORTGAGE BACKED SECURITIES
				Federal Home Loan Mortgage Corp.,
		412	412	6.50%, 3/1/16 - 3/1/18 (a)		434,925	434,925
	1,864		1,864	5.00%, 11/01/18	1,895,528		1,895,528
	4,587		4,587	6.00%, 02/01/16 - 01/01/34	4,746,883		4,746,883
	16		16	7.827%, 07/01/30 (c)	16,093		16,093
	86		86	8.50%, 08/01/24 - 12/01/25	93,691		93,691
				Federal National Mortgage Assn., (a)
		20	20	2.93%, 10/18/30 F.R.N.		20,028	20,028
		188	188	3.73%, 5/1/36, F.R.N.		190,713	190,713
		103	103	4.45%, 9/1/31, F.R.N.		102,901	102,901
		151	151	4.50%, 8/1/33		147,528	147,528
		4,500	4,500	4.50%, 2/12/34, TBA		4,391,721	4,391,721
		142	142	5.00%, 1/1/19		144,608	144,608
		1,000	1,000	5.00% 12/25/33 TBA		992,850	992,850
		372	372	5.50%, 2/1/17		383,903	383,903
		676	676	5.94% 11/1/11		728,881	728,881
		520	520	6.00%, 5/1/16 - 1/1/23		543,090	543,090
		1,342	1,342	6.50%, 9/1/21 - 7/1/32		1,412,804	1,412,804
				Federal National Mortgage Assn.,
	100		100	2.59%, 04/27/05	99,381		99,381
	940		940	3.173%, 09/01/40 (c)	965,345		965,345
	5,673		5,673	3.974%, 05/01/36 (c)	5,760,608		5,760,608
	1,000		1,000	4.50%, [TBA]	998,438		998,438
	80		80	4.537%, 01/01/28 (c)	81,374		81,374
	36,037		36,037	5.00%. 09/01/17 - 03/01/34	36,614,463		36,614,463
	20,000		20,000	5.00%, [TBA]	20,101,246		20,101,246
	13,082		13,082	5.50%, 03/01/16 - 05/01/34	13,496,106		13,496,106
	18,700		18,700	5.50%, [TBA}	19,097,286		19,097,286
	4,347		4,347	5.937%, 11/01/11 (c)	4,687,021		4,687,021
	3,275		3,275	6.00%, 11/01/16 - 03/01/33	3,429,192		3,429,192
				Government National Mortgage Assn.,
		11	11	2.90%, 9/20/30 F.R.N. (a)		11,498	11,498
		15	15	2.93%, 10/16/30, F.R.N. (a)		15,417	15,417
		61	61	4.50% 11/20/29 (a)		62,288	62,288
		9	9	8.00% 8/20/31 (a)		9,850	9,850
		9	9	8.50%, 6/15/30 (a)		9,629	9,629
	551		551	3.375%, 05/20/30 (c)	546,701		546,701

				U.S. GOVERNMENT SECURITIES
				United States Treasury Inflation Notes, (a)
		2,481	2,481	2.00%, 1/15/14		2,566,594	2,566,594
		405	405	2.375%, 1/15/25		436,050	436,050
		2,411	2,411	3.375% 1/15/07		2,528,578	2,528,578
		3,457	3,457	3.625% 1/15/08		3,821,867	3,821,867
				United States Treasury Notes, (a)
		700	700	3.875% 5/15/09		707,547	707,547
		800	800	4.00% 2/15/14		793,562	793,562
		5,100	5,100	4.88% 2/15/12		5,393,449	5,393,449
		2,400	2,400	5.00% 8/15/11		2,553,281	2,553,281
		2,300	2,300	6.00% 2/15/26		2,709,688	2,709,688
		1,000	1,000	8.875% 8/15/17		1,432,500	1,432,500

				U.S. GOVERNMENT AGENCY OBLIGATIONS
				Federal Housing Authority
	469		469	3.00%, 01/01/09	457,883		457,883
				Small Business Administration
	269		269	7.449%, 08/01/10	291,018		291,018
	3,179		3,179	6.344%, 08/01/11	3,355,373		3,355,373
	961		961	6.29%, 01/01/21	1,031,356		1,031,356
	286		286	5.13%, 09/17/23	294,758		294,758

					U.S. TREASURY OBLIGATIONS
					U.S. Treasury Bonds
	500			500	8.875%, 02/15/19	729,571		729,571
					U.S. Treasury Inflationary Bonds [TIPS]
	700			700	3.375%, 01/15/07 (k)	885,266		885,266
	300			300	3.625%, 01/15/08	382,298		382,298
	9,600			9,600	3.875%, 01/15/09	12,393,741		12,393,741
	1,100			1,100	4.25%, 01/15/10	1,436,603		1,436,603
	6,700			6,700	0.875%, 04/15/10	6,659,886		6,659,886
	4,800			4,800	3.50%, 01/15/11	5,947,362		5,947,362
	2,300			2,300	3.00%, 07/15/12	2,716,175		2,716,175
	200			200	1.875%, 07/15/13	213,639		213,639
	4,900			4,900	2.00%, 07/15/14	5,134,290		5,134,290
	300			300	2.375%, 01/15/25	327,133		327,133
					U.S. Treasury Notes
	5,000			5,000	3.50%, 12/15/09	4,959,575		4,959,575

					FOREIGN GOVERNMENT OBLIGATIONS
					Canadian Government (Canada)
Aaa	300			300	5.75%, 06/01/33	280,234		280,234
					Brazilian Government Bonds,
NR		44		44	3.13% 4/15/12 F.R.N.		42,159	42,159
B2		1,337		1,337	8.00% 4/15/14		1,368,644	1,368,644
B1		1,200		1,200	11.00%, 8/17/40		1,389,000	1,389,000
					Deutsche Bunderepublik,
Aaa					3.75%, 1/4/09
Aaa		EUR	900	900	5.625%, 1/4/28		1,459,908	1,459,908
Aaa		EUR	100	100	6.50%, 7/4/27		178,575	178,575
					Deutschland Republic,
NR		EUR	1,200	1,200	5.25%, 7/4/10		1,735,545	1,735,545
					France Government Bond O.A.T.,
NR		EUR	1,300	1,300	5.00%, 4/25/12		1,878,518	1,878,518
					German Government Bonds,
AAA(d)		EUR	1,000	1,000	6.00%, 1/4/07		1,390,044	1,390,044
Aaa	300			300	5.625%, 01/04/28	486,971		486,971
					Republic of Brazil (Brazil)
B2	264			264	3.063%, 4/15/06 [BRB] (c)	265,286		265,286
B2	228			228	3.125%, 4/15/09 [BRB] (c)	226,129		226,129
B1	100			100	8.299%, 06/29/09 (c)	120,125		120,125
B2	3,670			3,670	11.00%, 1/11/12 [BRB] (c)	4,404,000		4,404,000
B1	88			88	6.188%, 04/15/14 [BRB] (c)	84,857		84,857
B2	557			557	8.00%, 04/15/14 [BRB] (c)	573,975		573,975
					Republic of Italy,
Aa2		JPY	43,000	43,000	3.80% 3/27/08		461,647	461,647
					Republic of Panama,
Ba1			$500	500	8.25%, 4/22/08		550,000	550,000
Ba1	700			700	9.375%, 07/23/12	826,000		826,000
Ba1	700			700	8.875%, 09/30/27	780,500		780,500
					Republic of Peru,
Ba3		500.00		500	9.875%, 2/6/15		598,750	598,750
Ba3	800			800	9.125%, 02/21/12	924,000		924,000
					Russia Federation (Russia)
Baa3	2,500			2,500	5.00%, 03/31/30 (c)	2,627,000		2,627,000
					Russia Government Bond,
NR		1,800.00		1,800	5.00%, 3/31/30		1,889,640	1,889,640
					Spanish Government (Spain)
Aaa	300			300	4.20%, 01/31/37	399,885		399,885
					United Kingdom Treasury,
Aaa		GBP	1,400	1,400	5% 3/7/12 - 9/7/14		2,716,812	2,716,812
					United Mexican States (Mexico)
Baa2	200			200	9.875%, 02/01/10	245,700		245,700
Baa2	600			600	6.375%, 01/16/13	644,100		644,100
Baa2	100			100	8.125%, 12/30/19	120,600		120,600

	Shares
				PREFERRD STOCK
				Financial Services
	11,200		11,200	Fannie Mae, 7.00%	635,251		635,251

				TOTAL LONG-TERM INVESTMENTS	$211,524,550	$68,783,573	280,308,123

	Prinicpal
	Amount (000)
				SHORT-TERM INVESTMENTS

				COMMERCIAL PAPER
				Anz (Deleware), Inc.,
P-1		$100	100	2.01% 2/14/05		99,911	99,911
P-1		100	100	2.37% 2/22/05		99,866	99,866
				ASB Bank Ltd,
P-1		2,800	2,800	2.42%, 4/7/05		2,787,048	2,787,048
				Bank of Ireland,
P-1		2,800	2,800	2.53% 4/11/05		2,786,028	2,786,028
				Barclays US Funding,
		2,300	2,300	2.43%, 3/15/05		2,293,337	2,293,337
P-1		800	800	2.53%, 5/3/05		794,884	794,884
				CBA (DE) Finance,
P-1		200	200	2.53%4/11/05		199,014	199,014
				CDC Corp.,
P-1		2,000	2,000	2.04%, 2/16/05		1,998,022	1,998,022
				Danske Corp.,
P-1		100	100	2.37%, 3/14/05		99,719	99,719
P-1		1,800	1,800	2.38%, 4/1/05		1,792,422	1,792,422
P-1		100	100	2.43%, 3/11/05		99,744	99,744
P-1		1,000	1,000	2.44%, 3/23/05		996,631	996,631
				DBN Bank,
P-1		1,900	1,900	2.41%, 2/23/05		1,897,208	1,897,208
				Dexia Delaware LLC,
P-1		2,200	2,200	2.36%, 3/3/05		2,195,673	2,195,673
				European Investments Bank,
P-1		800	800	2.27%, 21/05		800,000	800,000
				General Electric Capital Corp.,
P-1				2.32%, 2/24/05		2,795,769	2,795,769
P-1				2.34%, 3/1/05		99,811	99,811
				HBOS Treasury Services,
P-1		400	400	2.07%, 2/22/05		399,465	399,465
P-1		700	700	2.13%, 2/2/05		699,916	699,916
P-1		1,100	1,100	2.37%, 3/8/05		1,097,494	1,097,494
P-1		900	900	2.43%, 3/15/05		897,393	897,393
				ING US Funding LLC,
P-1		100	100	2.40% 4/5/05		99,552	99,552
P-1		2,800	2,800	2.45%, 3/21/05		2,790,710	2,790,710
				IXIS,
P-1		1,000	1,000	2.56%, 4/22/05		994,220	994,220
				KFW International Finance,
P-1				1.10%, 8/10/04
				Nestle Capital Corp.,
P1		1,300	1,300	2.22% 2/15/05		1,298,750	1,298,750
				Nordea North America, Inc.,
P-1		600	600	2.60% 4/25/05		596,352	596,352
				Pfizer, Inc.,
P-1		2,400	2,400	2.24%, 3/18/05		2,392,688	2,392,688
				Royal Bank of Scotland PLC,
P-1		1,800	1,800	2.35%, 2/16/05		1,798,238	1,798,238
				Skandi Ensk Bank
P-1		1,900	1,900	2.12%, 2/4/05		1,899,524	1,899,524
				Swedbank,
P-1		1,300	1,300	2.44% 3/10/05		1,296,740	1,296,740
P-1		1,000	1,000	2.45%, 3/28/05		996,108	996,108
				Total Fina Elf,
P-1		2,500	2,500	2.43%, 2/22/05		2,496,456	2,496,456
				UBS Finance LLC,
P-1		2,600	2,600	2.44% 3/10/05		2,593,813	2,593,813
P-1		500	500	2.53%, 5/3/05		496,685	496,685

				Unicredit Deleware, Inc.,
P-1				2.51%, 4/6/05		2,787,204	2,787,204

				ASB Bank Ltd.
				2.63%, 04/26/05 144A (cost $8,447,838:
	8,500		8,500	purchased 01/26/05) (h)	8,447,217		8,447,217
				Bank of Ireland
				2.505%, 04/21/05 144A(cost $8,652,175:
	8,700		8,700	purchased 12/21/04)(h)	8,651,570		8,651,570
				Barclays Capital
	8,600		8,600	2.23%, 02/15/05	8,592,418		8,592,418
	1,000		1,000	2.48%, 04/18/05	994,696		994,696
				Danske Corp.
	8,500		8,500	2.495%, 04/07/05	8,461,120		8,461,120
	800		800	2.65%, 05/23/05	793,404		793,404
				Dexia Delaware LLC
	3,800		3,800	2.41%, 03/14/05	3,789,396		3,789,396
				Ford Motor Co.
	1,800		1,800	2.52%, 04/07/05	1,791,684		1,791,684
				General Electric Capital Corp.
	3,400		3,400	2.04%, 02/04/05	3,399,393		3,399,393
	5,300		5,300	2.32%, 02/24/05	5,291,612		5,291,612
	700		700	2.42%, 03/14/05	698,039		698,039
				General Motors Acceptance Corp.
	700		700	2.404%, 03/22/05	697,671		697,671
	1,300		1,300	2.436%, 04/05/05	1,294,370		1,294,370
	400		400	2.495%, 04/05/05	398,226		398,226
	400		400	2.535%, 04/05/05	398,197		398,197
				Ixis
				2.56%, 04/22/05 144A (cost $4,176,107:
	4,200		4,200	purchased 01/13/05) (h)	4,175,808		4,175,808
				2.605%, 05/18/05 144A (cost $3,671,620:
	3,700		3,700	purchased 01/06/05) (h)	3,671,352		3,671,352
				Skandinaviska Enskilda Banken AB
				2.70%, 05/27/05 144A (cost $1,685,338;
	1,700		1,700	purchased 01/27/05) (h)	1,685,210		1,685,210
				Spintab
	5,600		5,600	2.62%, 04/26/05	5,565,358		5,565,358
				Swedbank
	2,800		2,800	2.71%, 05/31/05	2,774,707		2,774,707
				UBS Finance Inc.,
	8,800		8,800	2.30%, 02/28/05	8,784,567		8,784,567
	800		800	2.41%, 03/15/05	797,713		797,713
				Westpac trust
	7,200		7,200	2.61%, 04/25/05	7,156,152		7,156,152

				U.S GOVERNMENT AGENCY OBLIGATIONS
				Federal Home Loan Bank
	3,200		3,200	2.29%, 03/02/05	3,193,792		3,193,792
	2,400		2,400	2.30%, 03/04/05	2,395,009		2,395,009
				Federal Home Loan Mortgage Corp.
	2,400		2,400	2.15%, 02/08/05 (n)	2,398,980		2,398,980
	3,300		3,300	2.19%, 02/15/05 (n)	3,297,143		3,297,143
	3,300		3,300	2.205%, 02/15/05 (n)	3,297,123		3,297,123
	4,400		4,400	2.255%, 02/22/05 (n)	4,393,806		4,393,806
	6,400		6,400	2.345%, 03/11/05 (n)	6,383,366		6,383,366
				Federal National Mortgage Assoc.
	2,300		2,300	2.11%, 03/01/05 (n)	2,296,163		2,296,163
	300		300	2.13%, 03/03/05 (n)	299,440		299,440
	8,500		8,500	2.49%, 04/06/05 (n)	8,461,785		8,461,785
	1,900		1,900	2.39%, 04/15/05 (n)	1,890,666		1,890,666
	2,300		2,300	2.57%, 04/20/05 (n)	2,287,029		2,287,029

				U,S. TREASURY OBLIGATIONS
				United States Treasury Bill,
		1,100	1,100	2.12%, 5/5/05		1,093,011	1,093,011
		595	595	2.20%, 3/17/05		593,459	593,459

			United States Treasury Bill,
40		40	2.17%, 03/03/05 (a) (n)	39,924		39,924
30		30	2.172%, 03/03/05 (a) (n)	29,943		29,943
75		75	2.175%, 03/03/05 (a) (n)	74,857		74,857
35		35	2.185%, 03/03/05 (a) (n)	34,933		34,933
80		80	2.118%, 03/17/05 (a) (n)	79,793		79,793
220		220	2.15%, 03/17/05 (a) (n)	219,382		219,382
20		20	2.15%, 03/17/05 (a) (n)	19,944		19,944
40		40	2.161%, 03/17/05 (a) (n)	39,887		39,887
270		270	2.205%, 03/17/05 (a) (n)	269,222		269,222
360		360	2.205%, 03/17/05 (a) (n)	358,963		358,963
233		233	2.21%, 03/17/05 (a) (n)	232,327		232,327

			CERTIFICATES OF DEPOSIT
			Bank of America
3,800		3,800	2.61%, 04/20/05	3,799,983		3,799,983

Shares
			REGISTERED INVESTMENT COMPANIES
			BlackRock Provident Institutional Funds
2,736,172		2,736,172	TempCash Portfolio (j)	2,736,172		2,736,172
			BlackRock Provident Institutional Funds
2,736,171		2,736,171	TempFund Portfolio (j)	2,736,171		2,736,171

			TOTAL SHORT-TERM INVESTMENTS	139,575,683	49,152,865	188,728,548

Contracts/	Contracts/
Notional	Notional
Amount (000)	Amount (000)
			OUTSTANDING OPTIONS PURCHASED*
			Call Option
	2,100	2,100	Swap Option 3 month LIBOR expiring 4/27/09 @5.75%		242,294	242,294
			U.S. Treasury Note Futures, Strike Price @ $115,
7		7	Expires 02/18/05	5,688		5,688
			U.S. Treasury Note Futures, Strike Price @ $116,
3		3	Expires 02/18/05	1,219		1,219

			Put Option
	42	42	Euro Futures expiring 03/14/05 @ $94/14/05		525	525
	2,100	2,100	Swap Option 3 month LIBOR expiring 4/27/09 @ 6.25%		76,289	76,289
			Eurodollar Futures, Strike Price @ $95.50,
75		75	Expires 06/13/05	469		469
			Eurodollar Futures, Strike Price @ $95.875,
71		71	Expires 06/13/05	—
			Eurodollar Futures, Strike Price @ $96.00,
150		150	Expires 06/13/05	937		937
			Eurodollar Futures, Strike Price @ $96.25,
2		2	Expires 06/13/05	25		25

			TOTAL OPTIONS PURCHASED	8,338	319,108	327,446

			TOTAL INVETSMENTS, BEFORE OUTSTANDING OPTIONS WRITTEN AND SECURITIES SOLD SHORT	$351,108,571	$118,255,546	469,364,117

Contracts/	Contracts/
Notional	Notional
Amount (000)	Amount (000)
			OUTSTANDING OPTIONS WRITTEN*
			Call Options
	6,800	6,800	Swap Option 3 month LIBOR expiring 7/07/04 @ 4.0%		(68,694)	(68,694)
	2,500	2,500	Swap Option 3 month LIBOR expiring 10/31/05 @ 4.0%		(17,480)	(17,480)
	13	13	United States Treasury Notes, expiring 2/18/05 @ $113		(3,047)	(3,047)
	4	4	United States Treasury Notes, expiring 5/20/05 @ $114		(1,313)	(1,313)

	32	32	United States Treasury Notes, expiring 2/18/05 @ $114		(1,500)	(1,500)

			U.S. Treasury Note Futures, Strike Price 113
14		14	Expires 05/20/05	(8,312)		(8,312)
			U.S. Treasury Note Futures, Strike Price 114
242		242	Expires 02/18/05	(11,344)		(11,344)
			U.S. Treasury Note Futures, Strike Price 114
30		30	Expires 05/20/05	(9,844)		(9,844)
			U.S. Treasury Note Futures, Strike Price 118
3		3	Expires 05/20/05	(2,016)		(2,016)

			Put Options
	4	4	90day GBP LIBOR expiring 12/21/05 @ $94.25		(235)	(235)
	2,500	2,500	Swap Option 3 month LIBOR expiring 10/31/05 @ 7.0%		(355)	(355)
	6,800	6,800	Swap Option 3 month LIBOR expiring 7/30/06 @ 6.0%		(37,359)	(37,359)
	54	54	United States Treasury Notes, expiring 2/18/05 @ $108		(844)	(844)

			U.S. Treasury Note Futures, Strike Price 108
171		171	Expires 02/18/05	(2,672)		(2,672)
			U.S. Treasury Note Futures, Strike Price 108
55		55	Expires 05/20/05	(22,344)		(22,344)
			3-Month Euro-Euribor Interest Future, Strike
45		45	Price 97.75, Expires 06/13/05	—
			3-Month UK LIBOR Interest Future, Strike
22		22	Price 97.75, Expires 06/13/05	—

			TOTAL OUTSTANDING OPTIONS WRITTEN	(56,532)	(130,827)	(187,359)

	Principal
	Amount (000)

			SECURITIES SOLD SHORT*
			Federal Home Loan Mortgage Corp.,
	600	600	6.00%, 2/13/33		(619,500)	(619,500)
			Federal National Mortgage Assn.,
	1,000	1,000	5.00%, 12/1/34		(997,500)	(997,500)
	1,000	1,000	5.00%, 12/1/34 TBA		(992,850)	(992,850)
			Federal Republic of Brazil
	1,337	1,337	8.00%, 4/15/14		(1,368,642)	(1,368,642)
			United Kingdom Treasury,
	400	400	5.00%, 3/17/12		(773,376)	(773,376)
			United States Treasury Notes,
	7,100	7,100	3.875%, 2/15/13		(7,027,062)	(7,027,062)
	1,300	1,300	4.00%, 11/15/12		(1,301,219)	(1,301,219)
	3,850	3,850	4.375%, 8/15/12		(3,950,462)	(3,950,462)
	5,100	5,100	4.88%, 2/15/12		(5,393,449)	(5,393,449)

				—	(22,424,060)	(22,424,060)

			TOTAL INVETSMENTS, NET OF OUTSTANDING OPTIONS WRITTEN AND SECURITIES SOLD SHORT	351,052,039	95,700,659	446,752,698
			Liabilities in excess of other assets / Other assets in excess of liabilities	(44,776,113)	5,328,141	(39,447,972)

			NET ASSETS	$306,275,926	$101,028,800	$407,304,726

The following abbreviations are used throughout the Schedule of Investments:
144A

Security was purchased pursuant to Rule 144A under the securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted 144A securities are deemed to be liquid.

BRB	Brady Bond
F.R.N.	Floating Rate Note
O.A.T.	European market inflation-linked bonds
TBA	Securities purchased on an forward commitment basis / To be Announced Securities

TIPS	Treasury Inflation Protection Securities

The following annotations are used throughout the Statement of Net Assets:
*	Non-income producing security.

(a)	Securities have been segregated with the custodian to cover margin requirements.
(b)	Represents Issuer in default on interest payments, non income producing security.
(c)

Indicates a variable rate security. The maturity date presented for these instruments is the latter of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted.

The interest rate shown reflects the rate in effect at July 31, 2004.
(d)	Standard & Poor’s rating
(g)	Indicates a security that has been deemed illiquid. The aggregate cost of the illiquid securities is $6,440,777. The aggregate value, $7,613,017 represents 2.49% of Pro-Forma net assets.
(h)	Indicates a restricted security; the aggregate cost of the restricted securities is $26,633,078. The aggregate value, $26,631,157 is approximately 6.54% of Pro-Forma net assets.
(j)	Security available to institutional investors only.
(n)	Rates shown are the effective yields at purchase date.

Statement of Assets and Liabilities for the Transaction

as of January 31, 2005 (Unaudited)

	Strategic Partners Total Return Bond Fund	Strategic Partners Bond Fund	Pro-forma adjustments		Pro-forma Combined Strategic Partners Total Return Bond Fund
Assets

Investments, at value (cost $116,542,839, and $346,375,441 respectively)	$118,255,546	$351,108,571			$469,364,117
Foreign currency, at value (cost $475,289 and $991,905 respectively)	475,885	1,003,837			1,479,722
Cash	1,939,640	5,489			1,945,129
Receivable for investments sold	21,775,993	254,235			22,030,228
Dividends and Interest receivable	600,330	892,781			1,493,111
Unrealized appreciation on swaps	289,538	—			289,538
Premium for interest rate swaps purchased	68,023	—			68,023
Unrealized appreciation on forward currency contracts	49,857	60,946			110,803
Unrealized appreciation on interest rate swap agreements	—	90,157			90,157
Receivable for Fund shares sold	95,563	178,999			274,562
Receivable from investment manager	—	146,666			146,666
Prepaid expenses	4,378	—			4,378

Total assets	143,554,753	353,741,681			497,296,434

Liabilities

Securities sold short, at value (proceeds $22,332,043)	22,424,060	—			22,424,060
Payable for investments purchased	17,600,250	45,050,405			62,650,655
Premium for interest rate swaps written	590,856	—			590,856
Unrealized depreciation on swaps	1,158,473	—			1,158,473
Outstanding options written (premiums received $475,228)	130,827	—			130,827
Payable for Fund shares reacquired / redeemed	384,208	1,163,948			1,548,156
Accrued expenses & other liabilities	98,197	428,898			527,095
Management fee payable	43,201	—			43,201
Distribution fee payable	53,273	231,459			284,732
Due to broker-variation margin	20,599	—			20,599
Payable dividends and distributions	18,254	71,028			89,282
Payable futures variation margin	—	11,271
Unrealized depreciation on forward currency contracts	584	—			584
Written options outstanding, at value	—	56,532			56,532
Swap contracts, outstanding	—	429,486			429,486
Deferred trustees’ / Directors’ fees	3,171	22,728			25,899

Total liabilities	42,525,953	47,465,755			89,991,708

Net Assets	$101,028,800	$306,275,926			$407,304,726

Net assets were comprised of:
Common stock, at par ($.001 par value; unlimited shares authorized for issuance for each fund)	$9,738	$29,162			38,900
Paid-in capital in excess of par	99,722,941	300,112,787			399,835,728
	99,732,679	300,141,949			399,874,628
Accumulated net realized gain (loss) on investments	546,896	(2,898,630)			(2,351,734)
Net unrealized appreciation on investments	1,745,937	5,138,980			6,884,917
Undistributed (Overdistributed) net investment income	(996,712)	3,893,627			2,896,915
Net assets, January 31, 2005	$101,028,800	$306,275,926			$407,304,726

Class A
Net assets	$27,081,518	$15,515,680			$42,597,198
Shares of common stock issued and outstanding)	2,610,408	1,464,242	$31,326	(a)	4,105,976
Net asset value and redemption price per share	$10.37	$10.60			$10.37
Maximum sales charge (4.5% of offering price)	0.49	0.50			0.50
Maximum offering price to public	$10.86	$11.10			$10.87

Class B
Net assets	$47,889,632	$1,213,090			$49,102,722
Shares of common stock issued and outstanding)	4,615,970	115,624	1,303	(a)	4,732,897
Net asset value, offering price and redemption price per share	$10.37	$10.49			$10.37

Class C
Net assets	$26,057,650	$47,328,341			$73,385,991
Shares of common stock issued and outstanding)	2,511,926	4,518,605	43,790	(a)	7,074,321
Offering price and redemption price per share	$10.37	$10.47			$10.37

Class L
Net assets	—	$52,078,583			$52,078,583
Shares of common stock issued and outstanding)	—	4,918,169	101,725	(a)	5,019,894
Net asset value, offering price and redemption price per share	—	$10.59			$10.37

Class M
Net assets	—	$163,679,724			$163,679,724
Shares of common stock issued and outstanding)	—	15,621,945	156,583	(a)	15,778,528
Net asset value, offering price and redemption price per share	—	$10.48			$10.37

Class X
Net assets	—	$26,460,508			$26,460,508
Shares of common stock issued and outstanding)	—	2,522,147	28,614	(a)	2,550,761
Net asset value, offering price and redemption price per share	—	$10.49			$10.37

Notes  to pro-forma Statement of Assets and Liabilities:

(a)     Represents the difference between total additional shares to be issued (see note 2) and current Strategic Partners Total Return Bond Fund shares outstanding

See accompanying notes to Pro forma financial statements

Pro forma Statement of Operations for the Transaction
12 Months Ended January 31, 2005 (unaudited)

					Pro forma combined
	Strategic Partners Total Return Bond Fund	Strategic Partners Bond Fund	Pro forma adjustments		Strategic Partners Total return Bond Fund
Net Investment Income
Income
Dividends	$—	$40,912			$40,912
Interest	2,767,475	11,162,560			13,930,035
Less: Foreign withholding taxes	(1,565)	—			(1,565)
	2,765,910	$11,203,472			$13,969,382

Expenses
Management fee	541,206	2,308,560	$(346,284	)(a)	2,503,482
Distribution fee - Class A	64,081	22,184			86,265
Distribution fee - Class B	391,690	6,052			397,742
Distribution fee - Class C	227,878	576,966			804,844
Distribution fee - Class L	0	341,243			341,243
Distribution fee - Class M	0	1,898,035			1,898,035
Distribution fee - Class X	0	298,171			298,171
Transfer agent’s fees and expenses	168,000	976,515	(280,072	)(b)	864,443
Reports to shareholders	38,000	99,567	(38,153	)(b)	99,414
Administration, Accounting and Custodian’s fees and expenses	294,000	271,342	(176,058	)(b)	389,284
Registration fees	37,000	90,750	(45,467	)(b)	82,283
Legal & Audit fees and expenses	38,000	49,713	(49,713	)(c)	38,000
Directors’ fee and expenses	8,000	1,887	(1,887	)(c)	8,000
Miscellaneous	6,852	250,346	(63,192	)(c)	194,006
Total expenses	1,814,707	7,191,331	(1,000,826)		8,005,212
Less: Advisory fee waivers and Expense Reimbursements	(265,603)	(1,051,144)			(1,316,747)
Add: Interest expense	—	—			0
Net Expense	1,549,104	6,140,187	(1,000,826)		6,688,465
Net investment income	1,216,806	5,063,285	1,000,826		7,280,917

Net Realized Gain on Investments
Net realized gain on:
Investments	4,722,357	2,731,609			15,894,239
Short sales	(2,915,477)	—			(2,915,477)
Options written	330,484	689,905			1,020,389
Foreign currency transactions	(266,109)	820,612			554,503
Futures	1,737,064	5,037,428			6,774,492
Swaps	681,817	1,886,691			2,568,508
	4,290,136	11,166,245			15,456,381
Net change in unrealized appreciation (depreciation) on:
Investments	(251,436)	(1,699,990)			27,935,498
Short sales	(119,021)	—			(119,021)
Options written	51,437	(102,757)			(51,320)
Foreign currency transactions	(620,357)	11,166			(609,191)
Futures	228,891	(1,267,612)			(1,038,721)
Swaps	(723,844)	(507,389)			(1,231,233)
	(1,434,330)	(3,566,582)			(5,000,912)

Net Gain on Investments	2,855,806	7,599,663			10,455,469
Net Increase In Net Assets Resulting From Operations	$4,072,612	$12,662,948	$1,000,826		$17,736,386

Notes to pro-forma statement of operations:
(a) Based on management fee schedule of Strategic Partners Total Return Bond Fund.
(b) Reduction due to savings from elimination of certain duplicative expenses and economies of scale.
(c) Elimination of duplicate expense.

See accompanying notes to Pro forma financial statements

Notes to Pro Forma Financial Statements for the Transaction

(unaudited)

1.     Basis of Combination — The Pro-Forma Statement of Assets and Liabilities, including the Pro-Forma Schedule of Investments at January 31, 2005 and the related Pro-Forma Statement of Operations (“Pro-Forma Statements”) for the year ended January 31, 2005, reflect the accounts of Strategic Partners Total Return Bond Fund and Strategic Partners Bond Fund, each a “Fund.”

The Pro Forma Statements give effect to the proposed transfer of all assets and liabilities of Strategic Partners Bond Fund in exchange for shares in Strategic Partners Total Return Bond Fund.  The Pro Forma Statements should be read in conjunction with the historical financial statements of each Fund included in their respective Statement of Additional Information.

2.     Shares of Beneficial Interest — The pro-forma net asset value per share assumes the issuance of additional Class A, B, C, L, M, and X shares of Strategic Partners Total Return Bond Fund, which would have been issued on January 31, 2005, in connection with the proposed reorganization.  Shareholders of Strategic Partners Bond Fund would become shareholders of Strategic Partners Total Return Bond Fund, receiving shares of Strategic Partners Total Return Bond Fund equal to the value of their holdings in Strategic Partners Bond Fund. The amount of additional shares assumed to be issued has been calculated based on the January 31, 2005 net assets of Strategic Partners Bond Fund and Strategic Partners Total Return Bond Fund, the net asset value per share of as follows:

			Net Asset Value
Strategic Partners Total Return Bond Fund		Net Assets	Per Share
Additional Shares Issued		1/31/05	1/31/05
Class A	1,495,568	$15,515,680	$10.37
Class B	116,927	$1,213,090	$10.37
Class C	4,562,395	$47,328,341	$10.37
Class L	5,519,594	$52,078,583	$10.37
Class M	15,778,528	$163,679,724	$10.37
Class X	2,550,761	$26,460,508	$10.37

3.     Pro Forma Operations — The Pro Forma Statement of Operations assumes similar rates of gross investment income for the investments of each Fund.  Accordingly, the combined gross investment income is equal to the sum of each Fund’s gross investment income.  Certain expenses have been adjusted to reflect the expected expenses of the combined entity.  The pro-forma investment management fees and plan of distribution fees of the combined Fund are based on the fee schedule in effect for Strategic Partners Total Return Bond Fund at the combined level of average net assets for the twelve months ended January 31, 2005.

4.              Security Valuation – Securities listed on a securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and ask price, or at the last bid price on such day in the absence of an asked price.  Securities traded via Nasdaq are valued at the Nasdaq official closing price (NOCP) on the day of valuation, or if there was no NOCP, at the last sale price.  Securities that are actively traded in the over-the-counter market, including listed securities for which the co-managers, in consultation with the subadviser; believe the primary market to be over-the-counter are valued by an independent agent or principal market maker.  Options on securities and indices traded on an exchange are valued at the mean between the most recently quoted bid and asked prices on such exchange.  Futures contracts and options thereon traded on a commodities exchange of board of trade are valued at the last sale price at the closing of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price in the absence of an asked price.  Securities for which market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Fund’s normal pricing time, are valued at fair value in accordance with procedures approved by the Board of Directors.  Investments in mutual funds are valued at their net assets value as of the close of the New York Stock Exchange on the date of the valuation.  Short-term securities that are held in the Funds, which mature in more than 60 days are valued at current market quotations, and those short-term securities, which mature in 60 days or less are valued at, amortized cost, which approximates market value.

5.              Estimates – The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from those estimates.

6.              Taxes – For federal income tax purposes, each fund in the Company is treated as a separate taxpaying entity.  It is each Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to shareholders.  Therefore, no federal income tax provision is required.

STRATEGIC PARTNERS STYLE SPECIFIC FUNDS

FILE NOS. 333-82621 & 811-09439

FORM N-14

PART C

OTHER INFORMATION

Item 25.  Indemnification

As permitted by Sections 17(h) and (i) of the Investment Company Act of 1940, as amended (the 1940 Act), and pursuant to Article VII of the Agreement and Declaration of Trust (Exhibit (1)(c) to this Registration Statement) and Article XI of the Trust’s By-Laws (Exhibit (2) to the Registration Statement), officers, trustees, employees and agents of Registrant will not be liable to Registrant, any stockholder, officer, director, employee, agent or other person for any action or failure to act, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties, and those individuals may be indemnified against liabilities in connection with Registrant, subject to the same exceptions.  Section 3817 of the Delaware Statutory Trust Act permits indemnification of trustees who acted in good faith and reasonably believed that the conduct was in the best interest of the Trust.  As permitted by Section 17(i) of the 1940 Act, pursuant to Section 10 of the Distribution Agreement (Exhibit (7)(A) to this Registration Statement), the Distributor of Registrant may be indemnified against liabilities which it may incur, except liabilities arising from bad faith, gross negligence, willful misfeasance or reckless disregard of duties.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (Securities Act), may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that, in the opinion of the Commission such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against Registrant by such trustee, officer or controlling person in connection with the shares being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue.

Registrant has purchased an insurance policy insuring its officers and trustees against liabilities, and certain costs of defending claims against such officers and trustees, to the extent such officers and trustees are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures Registrant against the cost of indemnification payments to officers and trustees under certain circumstances.

Section 8 of the Management Agreement (Exhibit (6)(A) to the Registration Statement) and Section 4 of the Subadvisory Agreements (Exhibits (6)(B) through (6)(M) to the Registration Statement) limit the liability of PI and each Adviser, respectively, to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard by them of their respective obligations and duties under the agreements.

Registrant hereby undertakes that it will apply the indemnification provisions of its By-Laws and the Distribution Agreement in a manner consistent with Release No. 11330 of the Commission under the 1940 Act as long as the interpretation of Section 17(h) and 17(i) of such Act remains in effect and is consistently applied.

Item 16.  Exhibits

The following exhibits are incorporated by reference to the previously filed document indicated below, except as otherwise noted below:

(1)           Copies of the charter of the Registrant as now in effect:

(A)          Certificate of Trust.(1)

(B)           Certificate of Amendment to the Certificate of Trust dated September 4, 2001.(4)

(C)           Agreement and Declaration of Trust.(1)

(D)          Certificate of Correction of Certificate of Amendment to the Certificate of Trust dated as of May 8, 2002, and filed May 14, 2002.(4)

(2)           Copies of the existing by-laws or corresponding instruments of the Registrant:

Amended and Restated Bylaws of the Trust, dated November 16, 2004.(6)

(3)           Copies of any voting trust agreement affecting more than five percent of any class of equity securities of the Registrant:

Not Applicable

(4)           Copies of the agreement of acquisition, reorganization, merger, liquidation and any amendments to it:

(A)          The Plan of Reorganization is included in this registration statement as Exhibit A to the Prospectus/Proxy Statement.

(5)           Copies of all instruments defining the rights of holders of the securities being registered including, where applicable, the relevant portion of the articles of incorporation or by-laws of the Registrant:

(A)          In response to this item, Registrant incorporates by reference the following provisions of its Agreement and Declaration of Trust and By-Laws, defining the rights of the Trust’s shareholders: Articles III and V of the Agreement and Declaration of Trust and Article III of the By-Laws.(5)

(6)           Copies of all investment advisory contracts relating to the management of the assets of the Registrant:

(A)  Management Agreement between Registrant and Prudential Investments Fund Management LLC (PI).(2)

(B)   Subadvisory Agreement between PI and J. P. Morgan Investment Management Inc.(2)

(C)   Subadvisory Agreement between PI and Westcap Investors, LLC. dated July 24, 2003.(5)

(D)  Subdvisory Agreement between PI and Columbus Circle Investors.(2)

(E)   Subadvisory Agreement between PI and Pacific Investment Management Company.(2)

(F)   Subadvisory Agreement between PI and Hotchkis and Wiley Capital Management, LLC (“Hotchkis & Wiley”) dated October 22. 2001.(4)

(G)   Subadvisory Agreement between PI and Robert Fleming Inc. (d/b/a J.P. Morgan Investment Management Inc.).(2)

(H)  Subadvisory Agreement between PI and EARNEST Partners, LLC (“EARNEST”) dated December 13, 2001.(4)

(I)    Subadvisory Agreement between PI and Oak Associates, Ltd.(2)

(J)    Subadvisory Agreement between PI and RS Investments.(6)

(K)  Subadvisory Agreement between PI and NFJ Investment Group, L.P.(6)

(L)   Form of Subadvisory Agreement between PI and Lee Munder Capital Group L.P.(6)

(M) Form of Subadvisory Agreement between PI and J.P. Morgan Investment Management Inc.(6)

(7)           Copies of each underwriting or distribution contract between the Registrant and a principal underwriter, and specimens or copies of all agreements between principal underwriters and dealers:

(A)  Distribution Agreement between the Registrant and Prudential Investment Management Services LLC (PIMS).(2)

(B)   Selected Dealer Agreement.(3)

(8)           Copies of all bonus, profit sharing, pension, or other similar contracts or arrangements wholly or partly for the benefit of directors or officers of the Registrant in their capacity as such. Furnish a reasonably detailed description of any plan that is not set forth in a formal document:

Not applicable.

(9)           Copies of all custodian agreements and depository contracts under Section 17(f) of the 1940 Act for securities and similar investments of the Registrant, including the schedule of remuneration:

(A)          Custodian Contract between the Registrant and The Bank of New York (BNY) dated November 7, 2002.(7)

(10)         Copies of any plan entered into by Registrant pursuant to Rule 12b-1 under the 1940 Act and any agreements with any person relating to implementation of the plan, and copies of any plan entered into by Registrant pursuant to Rule 18f-3 under the 1940 Act, any agreement with any person relating to implementation of the plan, any amendment to the plan, and a copy of the portion of the minutes of the meeting of the Registrant’s directors describing any action taken to revoke the plan:

(A)          12b-1 Fee Waivers and Expense Limitations for Class A Shares, Class B Shares and Class C Shares.(4)

(B)           Distribution and Service Plan for Class L Shares.(6)

(C)           Distribution and Service Plan for Class M Shares.(6)

(D)          Distribution and Service Plan for Class X Shares.(6)

(E)           Rule 18f-3 Plan.(6)

(11)         An opinion and consent of Morris Nichols, Arsht & Tunnell as to the legality of the securities being registered, indicating whether they will, when sold, be legally issued, fully paid and nonassessable.*

(12)         An opinion, and consent to their use, of counsel or, in lieu of an opinion, a copy of the revenue ruling from the Internal Revenue Service, supporting the tax matters and consequences to shareholders discussed in the prospectus:

(A)          Form of Opinion and Consent of Counsel Supporting Tax Matters and Consequences to Shareholders.**

(13)         Copies of all material contracts of the Registrant not made in the ordinary course of business which are to be performed in whole or in part on or after the date of filing the registration statement:

(A)          Transfer Agency and Service Agreement between Registrant and Prudential Mutual Fund Services LLC.(2)

(B)           Amendment to Transfer Agency and Service Agreement dated September 4, 2002.(5)

(14)         Copies of any other opinions, appraisals, or rulings, and consents to their use, relied on in preparing the registration statement and required by Section 7 of the 1933 Act:

(A)                              Consent of KPMG LLP, independent registered public accounting firm, for the Registrant.*

(B)                                Consent of KPMG LLP, independent registered public accounting firm, for Strategic Partners Mutual Funds, Inc.*

(15)         All financial statements omitted pursuant to Items 14(a)(1):

Not Applicable

(16)         Manually signed copies of any power of attorney pursuant to which the name of any person has been signed to the registration statement; and

(A)            Powers of Attorney dated March 2, 2005.(8)

(B)             Power of Attorney dated March 2, 2005.(8)

(17)         Any additional exhibits which the registrant may wish to file.

(A)          Proxy card.*

(B)           Form of proxy solicitation material being sent to shareholders.*

(1)       Incorporated by reference to the Registration Statement on Form N-1A filed on July 9, 1999 (File No. 333-82621)

(2)       Incorporated by reference to Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A filed on October 31, 2000 (File No.333-82621).

(3)       Incorporated by reference to Post-Effective Amendment No. l to the Registration Statement on Form N-1A filed on August 1, 2000. (File No. 333-82621).

(4)       Incorporated by reference to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A filed on September 30, 2002.

(5)       Incorporated by reference to the identically numbered exhibit to Registrant’s Post-Effective Amendment No. 9 filed on Form N-1A on October 2, 2003.

(6)       Incorporated by reference to Exhibit (a)(3) and Exhibit (b) of the Registration Statement on Form N-1A filed on September 23, 2004 (Form No. 333-82621).

(7)       Incorporated by reference to the Registration Statement on Form N-1A filed on November 22, 2004 (File No. 333-82621).

(8)       Incorporated by reference to the Registrant’s Registration Statement on Form N-14 filed on April 1, 2005 (File No. 333-82621).

*         Filed herewith.

**       To be filed by Post-Effective Amendment.

Item 17.  Undertakings

(a)           The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of prospectus which is part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(b)           The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(c)                                  The undersigned Registrant undertakes to file, by post-effective amendment, a copy of the opinion of counsel as to certain tax matters, within a reasonable time after receipt of such opinion.

SIGNATURES

As required by the Securities Act of 1933, this registration statement has been signed on behalf of the Registrant, in the City of Newark and State of New Jersey, on the 6th day of May, 2005.

Strategic Partners Style Specific Funds
(Registrant)

By:	/s/Deborah A. Docs
Secretary

As required by the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature		Title	Date
/s/	Linda W. Bynoe*
	Linda W. Bynoe	Trustee

/s/	David E. A. Carson*
	David E. A. Carson	Trustee

/s/	Robert E. La Blanc*
	Robert E. La Blanc	Trustee

/s/	Douglas H. McCorkindale*
	Douglas H. McCorkindale	Trustee

/s/	Richard A. Redeker*
	Richard A. Redeker	Trustee

/s/	Robin B. Smith*
	Robin B. Smith	Trustee

/s/	Stephen G. Stoneburn*
	Stephen G. Stoneburn	Trustee

/s/	Clay T. Whitehead*
	Clay T. Whitehead	Trustee

/s/	Judy A. Rice*
	Judy A. Rice	President and Trustee

/s/	Robert F. Gunia*
	Robert F. Gunia	Vice President and Trustee

/s/	Grace C. Torres*
	Grace C. Torres	Treasurer and Principal Financial and Accounting Officer

*By:	/s/ Deborah A. Docs	May 6, 2005
Deborah A. Docs

* Signs this document pursuant to powers of attorney.

STRATEGIC PARTNERS STYLE SPECIFIC FUNDS

REGISTRATION STATEMENT ON FORM N-14

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION	LOCATION
(1)(A)	Certificate of Trust	*
(1)(B)	Certificate of Amendment to the Certificate of Trust dated September 4, 2001	*
(1)(C)	Agreement and Declaration of Trust	*
(1)(D)	Certificate of Correction of Certificate of Amendment to the Certificate of Trust dated as of May 8, 2002, and filed May 14, 2002	*
(2)(A)	Amended and Restated Bylaws of the Trust, dated November 16, 2004.	*
(4)(A)	The Plan of Reorganization is included in this registration statement as Exhibit A to the Prospectus/Proxy Statement	*
(5)(A)	Agreement and Declaration of Trust and By-Laws, defining the rights of the Trust’s shareholders: Articles III and V of the Agreement and Declaration of Trust and Article III of the By-Laws	*
(6)(A)	Management Agreement between Registrant and Prudential Investments Fund Management LLC (PI).	*
(6)(B)	Subadvisory Agreement between PI and J. P. Morgan Investment Management Inc	*
(6)(C)	Subadvisory Agreement between PI and Westcap Investors, LLC. dated July 24, 2003	*
(6)(D)	Subdvisory Agreement between PI and Columbus Circle Investors	*
(6)(E)	Subadvisory Agreement between PI and Pacific Investment Management Company	*
(6)(F)	Subadvisory Agreement between PI and Hotchkis and Wiley Capital Management, LLC (“Hotchkis & Wiley”) dated October 22. 2001	*
(6)(G)	Subadvisory Agreement between PI and Robert Fleming Inc. (d/b/a J.P. Morgan Investment Management Inc.)	*
(6)(H)	Subadvisory Agreement between PI and EARNEST Partners, LLC (“EARNEST”) dated December 31, 2001	*
(6)(I)	Subadvisory Agreement between PI and Oak Associates, Ltd	*
(6)(J)	Subadvisory Agreement between PI and RS Investments	*
(6)(K)	Subadvisory Agreement between PI and NFJ Investment Group, L.P.	*
(6)(L)	Form of Subadvisory Agreement between PI and Lee Munder Capital Group L.P.	*
(6)(M)	Form of Subadvisory Agreement between PI and J.P. Morgan Investment Management Inc	*
(7)(A)	Distribution Agreement between the Registrant and Prudential Investment Management Services LLC (PIMS)	*
(7)(B)	Selected Dealer Agreement	*
(9)(A)	Custodian Contract between the Registrant and The Bank of New York (BNY) dated November 7, 2002	*
(10)(A)	12b-1 Fee Waivers and Expense Limitations for Class A Shares, Class B Shares and Class C Shares	*
(10)(B)	Distribution and Service Plan for Class L Shares	*
(10)(C)	Distribution and Service Plan for Class M Shares	*
(10)(D)	Distribution and Service Plan for Class X Shares	*
(10)(E)	Rule 18f-3 Plan	*
(11)(A)

An opinion and consent of Morris Nichols, Arsht & Tunnell as to the legality of the securities being registered, indicating whether they will, when sold, be legally issued, fully paid and nonassessable.

Attached
(12)(A)	Form of Opinion and Consent of Counsel Supporting Tax Matters	To be filed by subsequent amendment

and Consequences to Shareholders is filed herewith as Exhibit No.
(13)(A)	Transfer Agency and Service Agreement between Registrant and Prudential Mutual Fund Services LLC	*
(13)(B)	Amendment to Transfer Agency and Service Agreement dated September 4, 2002	*
(14)(A)	Consent of KPMG LLP, independent registered public accounting firm, for the Registrant.	Attached
(14)(B)	Consent of KPMG LLP, independent registered public accounting firm, for Strategic Partners Mutual Funds, Inc.	Attached
(16)(A)	Powers of Attorney	*
(16)(B)	Powers of Attorney	*
(17)(A)	Proxy card	Attached
(17)(B)	Form of proxy solicitation material being sent to shareholders.	Attached